The Directors
FX Energy Inc
3006 Highland Drive 206
Salt Lake City,
Utah  84106
United States of America

22nd February 2010
Gentlemen,

EVALUATION OF POLISH GAS ASSETS

In response to your request of 7th October 2009, RPS Energy (RPS) has completed an independent reserves evaluation of the Kleka, Zaniemysl, Roszkow, Winna Gora, Sroda-Kromolice, Kromolice South and Grabowka Gas Fields in Poland ('the Properties') currently owned by FX Energy Inc (‘FX’).  We have estimated Proved, Proved plus Probable and Proved plus Probable plus Possible reserves as at 1 January 2010, based on data and information available up to 31 December 2009.

The Proved, Proved plus Probable and Proved plus Probable plus Possible reserves estimates in this report comply with the reporting definitions set in the Article 210.4-10(a) of Regulations S-X (17 CFR 210) of United States Securities and Exchange Commission (“SEC”).

The work was undertaken by a team of professional petroleum engineers, geoscientists and economists and is based on data supplied by FX.  Our approach has been to prepare independent estimates of developed reserves for all producing assets based on the field’s production performance. In fields where potential exists to further develop reserves through additional capital investment, we have reviewed the available data supplied by the Operator and estimated the likely range of incremental reserves that can be recovered.

In estimating reserves we have used standard petroleum engineering techniques.  These techniques combine geological and production data with detailed information concerning fluid characteristics and reservoir pressure as well as pertinent production software that allowed to model the different wells as close as possible to what their interaction resembles in reality.  We have estimated the degree of uncertainty inherent in the measurements and interpretation of the data and have calculated a range of recoverable reserves.  We have taken the working interest that FX has in the Properties as presented by FX and we have not investigated nor do we make any warranty as to FX's interest in the fields.

Reserves

Gas Reserves attributable to the FX Energy Interest (MMscf), as of 1 January 2010

Economic Evaluation

We have calculated the Net Present Value of the Properties based on our estimates of Reserves and on current firm development plans, as follows:

Qualifications

RPS Energy is an independent consultancy specialising in petroleum reservoir evaluation and economic analysis.  Except for the provision of professional services on a fee basis, RPS Energy does not have a commercial arrangement with any other person or company involved in the interests that are the subject of this report.  Mr. M. Stofferis, Petroleum & Reservoir Engineering Manager of RPS Energy, has supervised the evaluation.

Mr. Stofferis has over 28 years of petroleum engineering experience.  He is a member of the SPE and the SPWLA. Other RPS Energy employees involved in this work hold at least a Masters degree in geology, geophysics, petroleum engineering or a related subject and have at least five years of relevant experience in the practice of geology, geophysics or petroleum engineering.

Basis of Opinion

The evaluation presented in this report reflects our informed judgement based on accepted standards of professional investigation, but is subject to generally recognised uncertainties associated with the interpretation of geological, geophysical and engineering data.  The evaluation has been conducted within our understanding of petroleum legislation, taxation and other regulations that currently apply to these interests.  However, RPS Energy is not in a position to attest to the property title, financial interest relationships or encumbrances related to the property.

It should be understood that any evaluation, particularly one involving exploration and future petroleum developments may be subject to significant variations over short periods of time as new information becomes available.

Yours faithfully,
RPS Energy

/s/ Michiel Stofferis
Michiel Stofferis
Petroleum & Reservoir Engineering Manager

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

EVALUATION OF POLISH GAS ASSETS

Prepared for FX Energy Incorporated

RPS Energy

309 Reading Road, Henley-on-Thames, Oxon. RG9 1EL
T +44 (0)1491 415400  F +44 (0)1491 415415
E rpshen@rpsgroup.com
W www.rpsgroup.com

DOCUMENT REVISION RECORD

Document Description	Date	Issued by	Checked by	Accepted by Client	Comment
Revision 6 - Final	Feb 2010	C. Urbina	M.Stofferis		For Client Comments

ECV1566b	i	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets
Table of Contents

1.	EXECUTIVE SUMMARY	1

2.	TECHNICAL EVALUATION	4

2.1	FIELDS STUDY	4

2.2	KLEKA EAST FIELD	4

2.2.1	FIELD DESCRIPTION	4

2.2.2	PRODUCTION HISTORY	4

2.2.3	GAS INITIALLY-IN-PLACE AND RESERVES	5

2.3	ROSZKOW FIELD	7

2.3.1	FIELD DESCRIPTION	7

2.3.2	PRODUCTION HISTORY	7

2.3.3	RESERVES ESTIMATION	7

2.4	WINNA GORA FIELD	8

2.4.1	FIELD DESCRIPTION	8

2.4.2	RESERVES ESTIMATION	8

2.5	ZANIEMYSL, KROMOLICE AND SRODA FIELDS NETWORK	9

2.5.1	ZANIEMYSL FIELD	9

2.5.2	KROMOLICE-SRODA FIELD	11

2.5.3	KROMOLICE-SOUTH FIELD	12

2.5.4	RESERVES ESTIMATION FROM NETWORK MODELLING	12

2.6	GRABOWKA	18

2.7	WILGA	19

3.	ECONOMIC ANALYSIS	20

3.1	ASSUMPTIONS	20

3.2	COSTING	20

3.3	RESULTS	21

4.	RESERVES EVOLUTION 2009-2010	24

4.1	PROVED GAS RESERVES	24

4.2	PROVED PLUS PROBABLE GAS RESERVES	24

4.3	25

5.	REFERENCES	26

ECV1566b	ii	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 1:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR KLEKA FIELD	27

APPENDIX 2:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE ROSZKOW FIELD (1 WELL ONLY)	34

APPENDIX 3:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE ROSZKOW FIELD (ACCELERATION CASE: ONE EXTRA WELL)	41

APPENDIX 4:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE WINNA GORA FIELD	48

APPENDIX 5:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE KROMOLICE SOUTH FIELD	55

APPENDIX 6:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR ZANIEMYSL FIELD	61

APPENDIX 7:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR SRODA-KROMOLICE FIELD	68

APPENDIX 8:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR SRODA-KROMOLICE FIELD (ACCELERATION CASE WITH TWO EXTRA WELLS)	75

APPENDIX 9:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE GRABOWKA FIELD	82

ECV1566b	iii	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

List of Figures

Figure 2-1:	Kleka Field Production History	5

Figure 2-2:	Kleka Field Material Balance	6

Figure 2-3:	Roszkow Production History	7

Figure 2-4:	Zaniemysl Field Production History	10

Figure 2-5:	Material Balance for Zaniemysl Field	11

Figure 2-6:	Map of Fields Sharing Production Facilities (Kromolice South, Sroda-Kromolice and Zaniemysl)	13

Figure 2-7:	GAPTM Model Proved Plus Probable Case of Kromolice South, Sroda-Kromolice and Zaniemysl Fields	15

Figure 2-8:	Proved Case Production Profile for Kromolice South, Sroda-Kromolice and Zaniemysl Fields	16

Figure 2-9:	Proved plus Probable Case Production Profile for Kromolice South, Sroda-Kromolice and Zaniemysl Fields	16

Figure 2-10:	Proved plus Probable Plus Possible Case Production Profile for Kromolice South, Sroda-Kromolice and Zaniemysl Fields	17

Figure 3-1:	Gas Price Sensitivity on NPV10 (Net to FX Energy) for the 2P Case	23

Figure 4-1:	Gas Proved Reserves (MMscf) 100% Basis	24

Figure 4-2:	Gas Proved plus Probable Reserves (MMscf) 100% Basis	24

Figure 4-3:	Gas Proved plus Probable plus Possible Reserves (MMscf) 100% Basis	25

ECV1566b	iv	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

List of Tables

Table 1-1:	Gas Reserves attributable to the FX Energy interest (MMscf), as of 31st December 2009	1

Table 1-2:	Total Gas Reserves, 100% Basis	2

Table 1-3:	Total Gas Reserves, Net interest	3

Table 2-1:	Remaining Gas Reserves for the Kleka Field at 31st December 2009. 100% Basis	6

Table 2-2:	Reserves (MMscf) for the Roszkow Field at 31st December 2009, 100% Basis	8

Table 2-3:	Reserves (MMscf) for the Winna Gora Field at 31st December 2009. 100% Basis	9

Table 2-4:	Kaleje Field Production Profile, supplied by POGC	14

Table 2-5:	Gas Reserves (MMscf) for the Kromolice South Field at 31st December 2009, 100% Basis	18

Table 2-6:	Gas Reserves (MMscf) for the Zaniemysl Field at 31st December 2009, 100% Basis	18

Table 2-7:	Gas Reserves (MMscf) for the Kromolice-Sroda Field at 31st December 2009, 100% Basis	18

Table 3-1:	Gas Price, Royalty and OPEX Assumptions	20

Table 3-2:	Total NPV10 and NPV10, attributable to FX Energy	22

Table 3-3:	Effect of Acceleration on NPV10 for Sroda-Kromolice (2 new wells as of 2012)	22

Table 3-4:	Effect of Acceleration on NPV10 for Roszkow (1 new well in 2012)	22

Table 3-5:	Effect of Gas Price Sensitivities on FX Net Reserves (MMscf)	23

Table 3-6:	Effect of Gas Price Sensitivities on NPV10 (Net to FX-Energy) in Million USD	23

ECV1566b	v	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

1. EXECUTIVE SUMMARY

RPS Energy has performed a technical and economic evaluation of FX Energy’s assets in Poland. This is an update of the equivalent evaluation performed by RPS Energy at the end of 2008 but accommodating changes that have occurred during 2009. Principally these are 12 months of production from the Kleka, and Zaniemysl fields and four months of production from the Roszkow field and the inclusion of new discoveries at Kromolice-South and Grabowka. The undeveloped discoveries of Winna Gora and Sroda-Kromolice were also reviewed. The Wilga field ceased production in July 2009 and is in the process of being abandoned and consequently no reserves are now assigned. Revised product prices and operating and development costs have been included in determining asset values as of 31st December 2009.

Our computation of remaining reserves at 31st December 2009 are given in Table 1-1.

Table 1-1:                      Gas Reserves attributable to the FX Energy interest (MMscf), as of 31st December 2009

A summary of reserve changes during the past year, taking account of production, reserve additions and revisions are given in Table 1-2 (Gross Volumes) and Table 1-3 (FX Net volumes). Note that these contain developed and undeveloped fields.

In terms of reserves volumes, the most significant changes have been noted in the discoveries of Kromolice-South and Grabowka.

The end year 2009 economic values are summarised in the report in Table 3-2. Note that the economical values were based on firm development plans. In addition, RPS Energy has calculated economical values for scope of acceleration by drilling additional wells in Roszkow and Sroda-Kromolice fields.

ECV1566b	1	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Table 1-2:                      Total Gas Reserves, 100% Basis

ECV1566b	2	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Table 1-3:                      Total Gas Reserves, Net interest

ECV1566b	3	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

2. TECHNICAL EVALUATION

2.1	Fields Study

RPS revised the historical and expected performance of each of the specified fields. It also determined FX’s gas reserves of each of these fields. RPS based its estimations solely on the data provide by FX. RPS did not detect any reluctance, on the part of FX’s staff, to provide it with relevant data.

RPS used different methodologies to estimate reserves, ensuring that the SEC definitions are honoured for the proved, probable and possible reserves.

2.2	Kleka East Field

2.2.1 Field Description

The Kleka East Field is a small, low relief Rotliegendes Sandstone gas accumulation, discovered by one crestal well, Kleka-11, drilled and completed in early 2000. The primary closure is well defined, with an extension to the southwest (The Kleka Southwest prospect). The gas water contact (GWC) was determined from the log analysis at 2915 meters sub sea, and is presumed to be common to Kleka Southwest. The gas contains some 78% methane, approximately 18% nitrogen and 0.12% helium. This gas composition is typical of the surrounding fields. The well was brought on stream in March 2001.

Cumulative production to 31st December 2009 was 2.525 Bscf.

FX Energy’s net working in this field is 49%.

2.2.2 Production History

The updated production history is summarised in Figure 2-1. This shows that since 2004 when production was restarted after a long shut in period, the gas flow rate from the single well was slightly declining, and followed a steady trend during 2009. No new shut-in pressure tests were taken in 2009, hence the material balance derived GIIP has not changed.

ECV1566b	4	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Figure 2-1:                      Kleka Field Production History

2.2.3 Gas Initially-in-Place and Reserves

The GIIP estimate has not been changed and stays within the same range as was determined last year by material balance methods, ranging from 5.947 Bscf to 12.384 Bscf (Figure 2-2). This range was consistent with the probabilistic volumetric calculation made in 2007. No static pressures were acquired in 2009 and therefore this material balance-derived range was maintained.

Proved reserves have been estimated based on the lower value of the material balance value (5.947 Bscf) together with a conservative recovery factor of 55% (the same as used in 2008 for reserves estimation). Last year the Proved plus Probable reserves were based on a more favourable recovery factor of 70%.  Due a rapid increase of water production (see Figure 2-1) during 2009 however, the Proved plus Probable recovery factor was downgraded to 65%. Proved plus Probable plus Possible reserves are based on the higher range in GIIP (12.384 Bscf) and a 70% recovery factor.

ECV1566b	5	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Figure 2-2:                      Kleka Field Material Balance

A production forecast was generated based on decline curve analysis, so that the above mentioned recovery factors were reached. The same decline was used for the Proved, Proved plus Probable and Proved plus Probable plus Possible forecast, but the forecast was curtailed at various moments in time to reflect a sharp decline due to potential water production (see Appendix 1).

For the various cases an economical limit test was carried out, which determined the economical remaining reserves. In Table 2-1 the remaining reserves of gas, at 31st December 2009, estimated for this field are summarized.

Table 2-1:                      Remaining Gas Reserves for the Kleka Field at 31st December 2009. 100% Basis

Note that the increase in Proved+Probable+Possible reserves is a result of an anticipated lower production decline, based on the latest data and whilst maintaining the ultimate recovery factor.

ECV1566b	6	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

2.3	Roszkow Field

2.3.1 Field Description

The Roszkow-1 discovery well was drilled on a NW-SE trending elongate structure with fault closure to the SW and dip closure to the NW, E and SE (upthrown fault block). The structure is well constrained in the dip direction but less so in the strike direction. The reservoir interval comprises a good porosity, clean sandstone with no interpreted shale. The gas water contact could be as deep as 2,965 meters MD (2,845 meters TVDSS)3.

A deliverability test was carried out on Roszcow 1 in Sept 2009, from which an AOF potential of 144 MMscfd could be calculated. FX Energy net working interest in this field is 49%.

2.3.2 Production History

The field commenced production in September 2009.  A plot showing the production data to the 31st of December 2009 is shown in Figure 2-3. This shows that since its start, the gas flow rate from the single well has been constant, and in agreement with the large AOF potential of 144 MMscf/d.

Figure 2-3:                      Roszkow Production History

2.3.3 Reserves Estimation

The GIIP was determined deterministically for the Proved case and using Monte Carlo analysis for the Proved plus Probable and Proved plus Probable plus Possible cases.

Recovery factors ranging from 60% (P), 70% (P+P) and up to 80% (P+P+P) have been used again to estimate recoverable reserves, the same as last year.

ECV1566b	7	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Proved reserves have been estimated deterministically by using decline curve analysis, whilst Proved plus Probable and Proved plus Probable plus Possible reserves are derived from the Proved plus Probable and Proved plus Probable plus Possible outputs of a GIIP probabilistic analysis respectively. 3

The remaining reserves of gas for this field, based on the existing well are summarized in Table 2-2, as of 31st December 2009. The gas production forecasts are shown in the Appendix 2.

Table 2-2:                      Reserves (MMscf) for the Roszkow Field at 31st December 2009, 100% Basis

An acceleration case was studied for the Roszkow field by introducing an extra well and plant expansion in 2011, doubling the field output as of 2012. A forecast of this acceleration case will be presented in a separate report.  The reserves for the acceleration case are unchanged, but the NPV10 is affected. This differential is shown in the economic section of this report.

2.4	Winna Gora Field

2.4.1 Field Description

The Winna Gora field is a footwall closure at Rotliegendes level against a SE-NW trending fault.

This field is not producing at the moment and the production start date is estimated to be on 1st January 2012. FX Energy net working interest for this field is 49%.

2.4.2 Reserves Estimation

The GIIP for this field was calculated deterministically for the proved case and using Monte Carlo analysis for the Proved plus Probable and Proved plus Probable plus Possible cases as last year. Reserves were calculated assuming recovery factor of 60% (P), 70% (P+P) and 75% (P+P+P). The P + P and P+P+P reserves were calculated probabilistically whereas Proved reserves were calculated deterministically.

The remaining reserves of gas, at 31st December 2009, for this field are summarized in Table 2-3 (and did not change from those reported last year). The gas production forecasts are shown in the Appendix 4 and only reflect a change in the starting date.

ECV1566b	8	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Table 2-3:                      Reserves (MMscf) for the Winna Gora Field at 31st December 2009. 100% Basis

2.5	Zaniemysl, Kromolice and Sroda Fields Network

For this End of Year report some adjustments to the production system have been made for the producing Zaniemysl field and the Kromolice-Sroda and Kromolice-South fields, that will start production as of 4Q 2010. All these fields, together with a third party field (Kaleje), will be evacuated via a shared pipeline to a central gathering station in MCHY. The maximum available capacity of this pipeline is 26.9 MMscf/d and the corresponding back-out calculations have been determined using a surface network model (GAPTM). Before going to the detailed description of this shared evacuation system, particular details of each field are first discussed.

2.5.1 Zaniemysl field

The Zaniemysl field is a fault and dip closed Rotliegendes structure, with dip closure to the north, and fault closures in the SW and SE 1. A clear Gas-Water contact is interpreted to be at 2,953 meters MD.

The Zaniemysl field was brought on stream on October 2006. The updated production history up to 31st December 2009 is shown in Figure 2-4. The field has been produced at a plateau production rate around 10 MMscf/d, and has a total gas cumulative production of 11,676 MMscf at 31st December 2009. FX Energy net working interest in this field is 24.5%.

ECV1566b	9	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Figure 2-4:                      Zaniemysl Field Production History

A static pressure survey was carried out in the single producing well Zaniemysl-3 in April 2009. This pressure has been incorporated in the material balance estimate and the results are shown in Figure 2-5. For the Proved case it was assumed that the last pressure point was influenced by water influx and that the point measured in 2007 had not yet been influenced by aquifer support; by extrapolating these pressure points the result is a GIIP of 51 Bscf. For the most likely case (Proved plus Probable), a least squares fit method was used, whilst keeping (P/Z)i fixed, resulting in a GIIP of 73 Bscf. For the Proved + Probable+ Possible case a GIIP of 76 Bscf was obtained, by using only the first fixed point and the latest pressure point:

Latest Zaniemysl GIIP estimates:

Proved	51 Bscf
Proved Plus Probable	73 Bscf
Proved Plus Probable Plus Possible	76 Bscf

ECV1566b	10	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Figure 2-5:                      Material Balance for Zaniemysl Field

As an input of the GAPTM network model, a PROSPERTM model of the Zaniemysl-3 well was prepared reproducing the well inflow and outflow performances. As required by GAPTM, an MBAL™ model of the Zaniemysl reservoir was assembled and history matched with the field production history.

2.5.2 Kromolice-Sroda Field

The Kromolice-Sroda structure has been documented in detail in reference 4.  For GAP modelling, the following GIIP-range was used from this reference:

Proved	65.2 Bscf*
Proved Plus Probable	94.7 Bscf
Proved Plus Probable Plus Possible	136.2 Bscf

* Note that in the Proved case, the Kromolice and Sroda structures were modelled as two separated tanks, since the map, based on the FX Energy structural interpretation indicated almost separate structures.

For the Sroda-Kromolice structure the same assumptions made in the report presented in January 2009 (reference 5) were considered. The MBALTM and PROSPERTM models prepared and used at that time were maintained in this work and were used as well as input data to the network modelling in GAPTM.

ECV1566b	11	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

The following forecast assumptions were used:

•
A plateau rate of 6.8 MMscf/d for the Kromolice-1 well and 3.4 MMscf/d for the Sroda-4 well, as currently indicated by the Operator, POGC. It should be realised however that the plateau rate of Sroda-4 could potentially be increased by additional perforations (only 12 m is perforated out of the 32 m interval).

•	A start-up date of 1 Oct 2010 on advice of FX-Energy.

2.5.3 Kromolice-South Field

The Kromolice South structure has been detailed in a separate report (reference 6). From this report the following GIIP range is concluded and used in MBAL™:

Proved	15.5 Bscf
Proved Plus Probable	22.2 Bscf
Proved Plus Probable Plus Possible	31.5 Bscf

The Kromolice South field will be produced by the well Kromolice-2 and the following forecast assumptions were used:

•	A plateau rate of 3.8 MMscf/d for Kromolice-2, as proposed by the operator POGC.

•	A start-up date of 1 Oct 2010 on advice of FX-Energy.

The results indicate recovery factors from Prosper all around 75% (mainly governed by the 200 psi WHFP and the tank-like models). To reflect reductions due to potential water influx, recovery factors were artificially reduced for the Proved (60%) and Proved Plus Probable (70%) cases. No recovery factor reduction was carried out for the Proved Plus Probable Plus Possible case and the PROSPER™ value of 78.6% was maintained.

2.5.4 Reserves Estimation from Network Modelling

The recoverable reserves for the Kromolice-Sroda, Kromolice South and Zaniemysl fields have been determined by surface modelling of the shared pipeline and facilities. A location map of the fields and the pipeline to the shared production facilities at MCHY is included in Figure 2-6.  This also locates the non-operated Kaleje field, which is evacuated through the same pipeline.

ECV1566b	12	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Figure 2-6:                      Map of Fields Sharing Production Facilities (Kromolice South, Sroda-Kromolice and Zaniemysl)

To model the combined production of the fields and to account for any pressure loss through the system, a GAPTM model was prepared and the following assumptions were recommended by FX Energy:

1.	Between the Kromolice-1 well and the Kromolice Gas Plant (KGP) at Kromolice-2 the pipeline has a diameter of 100mm OD (88mm ID) and a length of 2,282 m.

2.	From KGP to the Kaleje-1 well, the pipeline has a 250mm OD (232mm ID) and a length of 12,480 m.

ECV1566b	13	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

3.	From the Sroda Gas Plant to the K2-Kaleje pipeline, the connecting pipeline has an 80mm OD (69mm ID) and a length of 6,363 m.

4.	From the Kaleje -1 well to the Zaniemysl-3 well, the pipeline has a 250mm OD (232mm ID) and a length of circa 11 km.

5.	From the Zaniemysl-3 well to MCHY, the pipeline has a 250mm OD (232mm ID) and a length of circa 12 km.

6.	The Operating pressure at MCHY after start-up of Kaleje is in range of 6.15-6.25 MPa (~900 psi) with max of 6.3 MPa.

7.	Gas leaving Zaniemysl has a pressure between 6.30-6.40 MPa.

8.	The current maximum pipeline capacity is considered 26.9 MMscf/d. Individual fields have individual plateaus: 10.2 MMscf/d for Kromolice-Sroda, 3.8 MMscf/d for Kromolice-South.

9.	A production profile for the Kaleje field has been supplied by the operator POGC (see Table 2-4). RPS Energy has modelled this as a fixed source and has given Kaleje priority in the pipeline system.

10.	All fields will be in production as of October 2010.

Table 2-4:                      Kaleje Field Production Profile, supplied by POGC

ECV1566b	14	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

The total network system as modelled in GAPTM is illustrated in Figure 2-7 below for the Proved Plus Probable case. Note that Sroda-Kromolice was modelled as two separate tanks for the Proved case and that two optional wells were added for this field to study acceleration potential.

Figure 2-7:                      GAPTM Model Proved Plus Probable Case of Kromolice South, Sroda-Kromolice and Zaniemysl Fields

Central compression in MCHY was included for all wells at the end of the combined plateau period and the arrival pressures were allowed to decrease from 900 psi to 250 psi. The end of the plateau period varies from case to case (2016 for the Proved case, 2018 in the Proved Plus Probable case and 2019 in the Proved Plus Probable Plus Possible case).

Furthermore the range of recovery factors for the individual fields, ranging from 60% (P), 70% (P+P) and 80% (P+P+P) were maintained as it was individually established (note a slightly lower figure of 78.6% was maintained as P+P+P for Kromolice-South). This range reflects uncertainty with respect to potential water influx. The resulting production profiles for the individual fields are graphically shown in Figure 2-8 (Proved), Figure 2-9 (Proved plus Probable) and Figure 2-10 (Proved plus Probable plus Possible).

The tabular input for the Kromolice-South, Zaniemysl and Kromolice-Sroda fields can be found in Appendix, 5, 6 and 7 respectively.

ECV1566b	15	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Figure 2-8:                      Proved Case Production Profile for Kromolice South, Sroda-Kromolice and Zaniemysl Fields

Figure 2-9:                      Proved plus Probable Case Production Profile for Kromolice South, Sroda-Kromolice and Zaniemysl Fields

ECV1566b	16	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Figure 2-10:                                Proved plus Probable Plus Possible Case Production Profile for Kromolice South, Sroda-Kromolice and Zaniemysl Fields

For the various cases an economical limit test was carried out, which determined the economical remaining reserves. The economic evaluations for each field are summarized in Appendix 5, 6 and 7.

For the Sroda-Kromolice field an acceleration case was also considered by drilling 2 new wells in 2012, when the GIIP could be determined with some degree of accuracy after two years production. The acceleration case assumes an increase in pipeline capacity and a plateau rise to 24 MMscf/d for Sroda-Kromolice as of 2013 and illustrates the potential for an increase in NPV10, see Chapter 3. The reserves for this case remain unaltered. The accelerated production forecasts for Sroda-Kromolice and their corresponding economic evaluation are listed in Appendix 8 and will be further discussed.

As a result of this modelling the following comparisons of the reserves are summarised in Table 2-5, Table 2-6 and Table 2-7 for Kromolice-South, Zaniemysl and Kromolice-Sroda respectively.

ECV1566b	17	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Table 2-5:                      Gas Reserves (MMscf) for the Kromolice South Field at 31st December 2009, 100% Basis

Table 2-6:                      Gas Reserves (MMscf) for the Zaniemysl Field at 31st December 2009, 100% Basis

Table 2-7:                      Gas Reserves (MMscf) for the Kromolice-Sroda Field at 31st December 2009, 100% Basis

2.6	Grabowka

The 1/1/2010 Reserves and NPV10 for the Grabowka field and the associated 2009 production from G-12 are fully detailed in reference 6.

The following ranges in GIIP (Bscf) for the two structures amounted to:

	Grabowka East	Grabowka West
	Spill 1550 m TVDSS	Spill 1565 m TVDSS
P	1.0	3.6
P+P	2.2	12.6
P+P+P	3.9	25.2

ECV1566b	18	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

The Grabowka field started production in July 2009 and had produced a total of 94 MMscf of gas to December 31st 2009. After a reservoir engineering and economical review the following reserves range (Bscf) resulted for Grabowka:

P	1.685
P+P	7.972
P+P+P	19.574

The forecast and economical evaluation is repeated in Appendix 9.

2.7	Wilga

FX-Energy notified us that the Wilga field is in the process of being abandoned. Consequently no more reserves will be attributed to this field. The 2009 gross production prior to abandonment amounted to 54 MMscf and 511 bbl of condensate.

ECV1566b	19	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

3. ECONOMIC ANALYSIS

3.1	Assumptions

We have undertaken an economic analysis of the Polish Assets of FX-Energy based on the following price and royalty assumptions (see Table 3-1). These data have been supplied by FX-Energy in US Dollars and are based on Polish Zloty gas prices and exchange rates, taken at an average 1st day of the month 2009 data for the producing fields (Roszkow only as of October 2009). For non-producing fields the notified gas prices and exchange rates at 1st December 2009 were used.

Table 3-1:                      Gas Price, Royalty and OPEX Assumptions

3.2	Costing

Capital Expenditure

For the Undeveloped reserves, the Capital Expenditure programme shown below has been assumed based on information supplied by FX. No inflation has been applied to these estimates.

•	Kleka – No Compression is installed yet, despite a declining production. It has been assumed that to allow the current decline, compression needs to be installed in 2011 with a CAPEX of US $1.5 MM.

•
Roszkow –For the Proved, Proved plus Probable Cases and Proved plus Probable plus Possible Cases, Compression Costs of US $2.0 MM in 2012, 2015 and 2018 respectively. An additional acceleration scenario will be run with an additional well in 2011 (US $6.9 MM) and additional facility costs (US $4.0 MM) in 2011 to allow increased capacity as of 2012. The results of this acceleration case are presented in Appendix 3.

•
Winna Gora – For all cases facility CAPEX and tie-in of the existing well at a cost of US $8.0 MM, scheduled for 2011.  Compression Costs of US $1.0 MM for the proved case in 2014, for the Proved plus Probable case in 2016 and for the Proved plus Probable plus Possible case in 2019.

ECV1566b	20	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

•
Zaniemysl – Central compression costs of US $1.5 MM in MCHY have been allocated to Zaniemysl. For the Proved Case no costs are allocated, since the forecast ends only a year later than the planned Proved Case of the combined fields. For the Proved plus Probable case this happens in 2018 and in the Proved plus Probable plus Possible case in 2019.

•
Sroda-Kromolice – Central compression costs of US $3.0 MM in MCHY have been allocated to Sroda-Kromolice. This will happen in 2016 for the Proved case, in 2018 for the Proved plus Probable case and in 2019 in the Proved plus Probable plus Possible case.  An additional acceleration scenario has been run with two additional wells in 2012 (US $17.4 MM) and additional facility costs (US $4.0 MM) in 2012 to allow increased capacity as of 2013.

•
Kromolice-South - Central compression costs of US $1.5 MM in MCHY have been allocated to Kromolice-South. This will happen in 2015 for the Proved case, in 2018 for the Proved plus Probable case and in 2019 in the Proved plus Probable plus Possible case.

Operating and Abandonment Costs

Normal operating costs per well have been provided for all the fields and are tabulated in Table 3-1. For the acceleration cases of Roszkow and Sroda-Kromolice, the OPEX was adjusted to the total well numbers. They are multiplied with the number of wells in each case.

In addition to the normal operating costs, there is a $30,000/p.a additional compression OPEX per well, once compression is required. The dates for compression start-up are given above under the CAPEX requirements.

The Abandonment Costs have been provided by FX-Energy and amount to 0.4 US $ MM per well and 0.25 US $ per facilities.

3.3	Results

The results of our analysis are shown below in Table 3-2.  The Net Present Values are stated excluding Income Tax and are expressed in gross and net terms.

ECV1566b	21	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

Table 3-2:                      Total NPV10 and NPV10, attributable to FX Energy

It should be noted that there is acceleration potential in the Sroda-Kromolice and Roszkow fields. Separate economics were carried out for these cases and are listed in Table 3-3 and Table 3-4 respectively. Since plans to drill these wells are not yet firm the NPV10’s of these acceleration cases cannot be assigned to the base case one well-NPV10’s in conjunction with the official reserves numbers.

Table 3-3:                      Effect of Acceleration on NPV10 for Sroda-Kromolice (2 new wells as of 2012)

Table 3-4:                      Effect of Acceleration on NPV10 for Roszkow (1 new well in 2012)

ECV1566b	22	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

It was requested by FX Energy to carry out +/- 10% sensitivities on the gas prices, mentioned in Table 3-1.  The sensitivity to the gas price for the net reserves of the various assets is listed in Table 3-5. There is very little impact to the net reserves by varying the gas prices +/- 10%; only the 3P volumes for Kleka and the 2P volume for Rozkow are affected. The corresponding influence on the NPV10 (Net to FX-Energy) of the gas price sensitivity is logically bigger and is shown in Table 3-6 and graphically in Figure 3-1 for the Proven+Probable reserves only.  The influence of gas price on NPV10 is more striking for the Roskow and Sroda-Kromolice fields.

Table 3-5:                      Effect of Gas Price Sensitivities on FX Net Reserves (MMscf)

Table 3-6:                      Effect of Gas Price Sensitivities on NPV10 (Net to FX-Energy) in Million USD

Figure 3-1:                      Gas Price Sensitivity on NPV10 (Net to FX Energy) for the 2P Case

ECV1566b	23	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

4. RESERVES EVOLUTION 2009-2010

4.1	Proved Gas Reserves

Figure 4-1:                      Gas Proved Reserves (MMscf) 100% Basis

4.2	Proved plus Probable Gas Reserves

Figure 4-2:                      Gas Proved plus Probable Reserves (MMscf) 100% Basis

The changes for Kleka are related to a downgrading of the Proved plus Probable recovery factor due to increasing WGR’s.

ECV1566b	24	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

4.3	Proved plus Probable plus Possible Gas Reserves

Figure 4-3:                      Gas Proved plus Probable plus Possible Reserves (MMscf) 100% Basis

The changes for Zaniemysl are related to a narrowing of the GIIP range after obtaining an additional reservoir pressure in 2009. The increase in the Kleka Proved+Probable+Possible reserves are related to a more positive decline trend, whilst maintaining the ultimate recovery factor.

ECV1566b	25	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

5. REFERENCES

1.	Francis Boundy. Evaluation of Polish Gas Assets. RPS Energy, February 2007.

2.	RPS Energy Report ECV1380. Evaluation of Polish Gas Assets, February 2008.

3.	Francis Boundy. Evaluation of Winna Gora and Roszkow Gas fields. RPS Energy, August 2007.

4.	RPS Energy Report ECV1475. Evaluation of the Kromolice-Sroda field, January 2009.

5.	RPS Energy Report ECV1496. Evaluation of Polish Gas Assets, February 2009.

6.	RPS Energy Report ECV1566a. Evaluation of the Kromolice-South and Grabowka Fields, January 2010.

ECV1566b	26	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 1:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR KLEKA FIELD

Table A1.1:                            Gas Production Forecast for the Kleka Field

ECV1566b	27	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kleka P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	224,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	4.61

Economic Indicators (Before tax)

ROR	%	-12%
Payout Year		n.m.
PIR Discounted at 0%	MM $ / MM$	0.1
PIR Discounted at 10%	MM $ / MM$	0.2
NPV / Vol @ 10.0%	$ / Mscf	0.58
Economic Limit Year		2013
Last Scheduled Production Year		2013

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	753	369
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	2.45	2.15	0.30
6	2.32	1.93	0.39
8	2.28	1.87	0.41
10	2.24	1.81	0.44
12	2.21	1.75	0.46
15	2.16	1.68	0.48

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	674	246	-	4.61	-	1.13	-	1.13	0.010	0.22	-	0.90
2011 (12)	617	225	-	4.61	-	1.04	-	1.04	0.009	0.25	1.50	(0.72)
2012 (12)	586	214	-	4.61	-	0.99	-	0.99	0.009	0.25	-	0.72
2013 (12)	185	67	-	4.61	-	0.31	-	0.31	0.003	0.25	-	0.05
2014 (12)	-	-	-	4.61	-	-	-	-	-	-	0.65	(0.65)
Total	---	753	-	---	---	3.47	-	3.47	0.03	0.99	2.15	0.30

ECV1566b	28	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kleka P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	224,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	4.61

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR Discounted at 0%	MM $ / MM$	1.0
PIR Discounted at 10%	MM $ / MM$	1.1
NPV / Vol @ 10.0%	$ / Mscf	1.38
Economic Limit Year		2016
Last Scheduled Production Year		2016

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	1,340	657
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	4.38	2.15	2.23
6	3.84	1.85	1.99
8	3.69	1.77	1.92
10	3.55	1.70	1.85
12	3.42	1.63	1.79
15	3.25	1.55	1.70

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	674	246	-	4.61	-	1.13	-	1.13	0.010	0.22	-	0.90
2011 (12)	617	225	-	4.61	-	1.04	-	1.04	0.009	0.25	1.50	(0.72)
2012 (12)	586	214	-	4.61	-	0.99	-	0.99	0.009	0.25	-	0.72
2013 (12)	553	202	-	4.61	-	0.93	-	0.93	0.008	0.25	-	0.67
2014 (12)	524	191	-	4.61	-	0.88	-	0.88	0.008	0.25	-	0.62
2015 (12)	496	181	-	4.61	-	0.83	-	0.83	0.007	0.25	-	0.57
2016 (12)	222	81	-	4.61	-	0.37	-	0.37	0.003	0.25	-	0.12
2017 (12)	-	-	-	4.61	-	-	-	-	-	-	0.65	(0.65)
Total	---	1,340	-	---	---	6.18	-	6.18	0.05	1.75	2.15	2.23

ECV1566b	29	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kleka P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise, **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	224,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	4.61

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR Discounted at 0%	MM $ / MM$	3.2
PIR Discounted at 10%	MM $ / MM$	2.6
NPV / Vol @ 10.0%	$ / Mscf	1.08
Economic Limit Year		2036
Last Scheduled Production Year		2040

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	3,454	1,692
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	8.96	2.15	6.81
6	6.20	1.55	4.65
8	5.63	1.47	4.16
10	5.15	1.41	3.74
12	4.76	1.37	3.39
15	4.28	1.32	2.97

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	674	246	-	4.61	-	1.13	-	1.13	0.010	0.22	-	0.90
2011 (12)	617	225	-	4.61	-	1.04	-	1.04	0.009	0.25	1.50	(0.72)
2012 (12)	586	214	-	4.61	-	0.99	-	0.99	0.009	0.25	-	0.72
2013 (12)	553	202	-	4.61	-	0.93	-	0.93	0.008	0.25	-	0.67
2014 (12)	524	191	-	4.61	-	0.88	-	0.88	0.008	0.25	-	0.62
2015 (12)	496	181	-	4.61	-	0.83	-	0.83	0.007	0.25	-	0.57
2016 (12)	470	172	-	4.61	-	0.79	-	0.79	0.007	0.25	-	0.53
2017 (12)	444	162	-	4.61	-	0.75	-	0.75	0.007	0.25	-	0.49
2018 (12)	420	153	-	4.61	-	0.71	-	0.71	0.006	0.25	-	0.45
2019 (12)	398	145	-	4.61	-	0.67	-	0.67	0.006	0.25	-	0.41
2020 (12)	378	138	-	4.61	-	0.64	-	0.64	0.006	0.25	-	0.38
2021 (12)	356	130	-	4.61	-	0.60	-	0.60	0.005	0.25	-	0.34
2022 (12)	337	123	-	4.61	-	0.57	-	0.57	0.005	0.25	-	0.31
2023 (12)	319	117	-	4.61	-	0.54	-	0.54	0.005	0.25	-	0.28
2024 (12)	303	111	-	4.61	-	0.51	-	0.51	0.004	0.25	-	0.25
2025 (12)	286	104	-	4.61	-	0.48	-	0.48	0.004	0.25	-	0.22
2026 (12)	271	99	-	4.61	-	0.46	-	0.46	0.004	0.25	-	0.20
2027 (12)	256	94	-	4.61	-	0.43	-	0.43	0.004	0.25	-	0.17
2028 (12)	243	89	-	4.61	-	0.41	-	0.41	0.004	0.25	-	0.15
2029 (12)	230	84	-	4.61	-	0.39	-	0.39	0.003	0.25	-	0.13
2030 (12)	217	79	-	4.61	-	0.37	-	0.37	0.003	0.25	-	0.11
2031 (12)	206	75	-	4.61	-	0.35	-	0.35	0.003	0.25	-	0.09
2032 (12)	195	71	-	4.61	-	0.33	-	0.33	0.003	0.25	-	0.07
2033 (12)	184	67	-	4.61	-	0.31	-	0.31	0.003	0.25	-	0.05
2034 (12)	175	64	-	4.61	-	0.29	-	0.29	0.003	0.25	-	0.04
2035 (12)	165	60	-	4.61	-	0.28	-	0.28	0.002	0.25	-	0.02
2036 (12)	157	57	-	4.61	-	0.26	-	0.26	0.002	0.25	-	0.01
2037 (12)	-	-	-	4.61	-	-	-	-	-	-	0.65	(0.65)
Total	---	3,454	-	---	---	15.92	-	15.92	0.14	6.83	2.15	6.81

ECV1566b	30	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kleka P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	224,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	4.61

Economic Indicators (Before tax)

ROR	%	-12%
Payout Year		n.m.
PIR Discounted at 0%	MM $ / MM$	0.1
PIR Discounted at 10%	MM $ / MM$	0.2
NPV / Vol @ 10.0%	$ / Mscf	0.58
Economic Limit Year		2013
Last Scheduled Production Year		2013

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	753	369
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	1.20	1.05	0.15
6	1.14	0.95	0.19
8	1.12	0.91	0.20
10	1.10	0.89	0.21
12	1.08	0.86	0.22
15	1.06	0.82	0.24

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	330	121	-	4.61	-	0.56	-	0.56	0.005	0.11	-	0.44
2011 (12)	302	110	-	4.61	-	0.51	-	0.51	0.004	0.12	0.74	(0.36)
2012 (12)	287	105	-	4.61	-	0.48	-	0.48	0.004	0.12	-	0.36
2013 (12)	91	33	-	4.61	-	0.15	-	0.15	0.001	0.12	-	0.03
2014 (12)	-	-	-	4.61	-	-	-	-	-	-	0.32	(0.32)
Total	---	369	-	---	---	1.70	-	1.70	0.01	0.48	1.05	0.15

ECV1566b	31	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kleka P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	224,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	4.61

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR Discounted at 0%	MM $ / MM$	1.0
PIR Discounted at 10%	MM $ / MM$	1.1
NPV / Vol @ 10.0%	$ / Mscf	1.38
Economic Limit Year		2016
Last Scheduled Production Year		2016

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	1,340	657
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	2.14	1.05	1.09
6	1.88	0.91	0.98
8	1.81	0.87	0.94
10	1.74	0.83	0.91
12	1.68	0.80	0.88
15	1.59	0.76	0.83

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	330	121	-	4.61	-	0.56	-	0.56	0.005	0.11	-	0.44
2011 (12)	302	110	-	4.61	-	0.51	-	0.51	0.004	0.12	0.74	(0.35)
2012 (12)	287	105	-	4.61	-	0.48	-	0.48	0.004	0.12	-	0.35
2013 (12)	271	99	-	4.61	-	0.46	-	0.46	0.004	0.12	-	0.33
2014 (12)	257	94	-	4.61	-	0.43	-	0.43	0.004	0.12	-	0.30
2015 (12)	243	89	-	4.61	-	0.41	-	0.41	0.004	0.12	-	0.28
2016 (12)	109	40	-	4.61	-	0.18	-	0.18	0.002	0.12	-	0.06
2017 (12)	-	-	-	4.61	-	-	-	-	-	-	0.32	(0.32)
Total	---	657	-	---	---	3.03	-	3.03	0.03	0.86	1.05	1.09

ECV1566b	32	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kleka P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	224,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	4.61

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR Discounted at 0%	MM $ / MM$	3.2
PIR Discounted at 10%	MM $ / MM$	2.6
NPV / Vol @ 10.0%	$ / Mscf	1.08
Economic Limit Year		2036
Last Scheduled Production Year		2040

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	3,454	1,692
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	4.39	1.05	3.34
6	3.04	0.76	2.28
8	2.76	0.72	2.04
10	2.53	0.69	1.83
12	2.33	0.67	1.66
15	2.10	0.65	1.45

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	330	121	-	4.61	-	0.56	-	0.56	0.005	0.11	-	0.44
2011 (12)	302	110	-	4.61	-	0.51	-	0.51	0.004	0.12	0.74	(0.35)
2012 (12)	287	105	-	4.61	-	0.48	-	0.48	0.004	0.12	-	0.35
2013 (12)	271	99	-	4.61	-	0.46	-	0.46	0.004	0.12	-	0.33
2014 (12)	257	94	-	4.61	-	0.43	-	0.43	0.004	0.12	-	0.30
2015 (12)	243	89	-	4.61	-	0.41	-	0.41	0.004	0.12	-	0.28
2016 (12)	230	84	-	4.61	-	0.39	-	0.39	0.003	0.12	-	0.26
2017 (12)	218	79	-	4.61	-	0.37	-	0.37	0.003	0.12	-	0.24
2018 (12)	206	75	-	4.61	-	0.35	-	0.35	0.003	0.12	-	0.22
2019 (12)	195	71	-	4.61	-	0.33	-	0.33	0.003	0.12	-	0.20
2020 (12)	185	68	-	4.61	-	0.31	-	0.31	0.003	0.12	-	0.18
2021 (12)	175	64	-	4.61	-	0.29	-	0.29	0.003	0.12	-	0.17
2022 (12)	165	60	-	4.61	-	0.28	-	0.28	0.002	0.12	-	0.15
2023 (12)	157	57	-	4.61	-	0.26	-	0.26	0.002	0.12	-	0.14
2024 (12)	149	54	-	4.61	-	0.25	-	0.25	0.002	0.12	-	0.12
2025 (12)	140	51	-	4.61	-	0.24	-	0.24	0.002	0.12	-	0.11
2026 (12)	133	48	-	4.61	-	0.22	-	0.22	0.002	0.12	-	0.10
2027 (12)	126	46	-	4.61	-	0.21	-	0.21	0.002	0.12	-	0.09
2028 (12)	119	44	-	4.61	-	0.20	-	0.20	0.002	0.12	-	0.07
2029 (12)	113	41	-	4.61	-	0.19	-	0.19	0.002	0.12	-	0.06
2030 (12)	107	39	-	4.61	-	0.18	-	0.18	0.002	0.12	-	0.05
2031 (12)	101	37	-	4.61	-	0.17	-	0.17	0.001	0.12	-	0.04
2032 (12)	96	35	-	4.61	-	0.16	-	0.16	0.001	0.12	-	0.04
2033 (12)	90	33	-	4.61	-	0.15	-	0.15	0.001	0.12	-	0.03
2034 (12)	86	31	-	4.61	-	0.14	-	0.14	0.001	0.12	-	0.02
2035 (12)	81	30	-	4.61	-	0.14	-	0.14	0.001	0.12	-	0.01
2036 (12)	77	28	-	4.61	-	0.13	-	0.13	0.001	0.12	-	0.00
2037 (12)	-	-	-	4.61	-	-	-	-	-	-	0.32	(0.32)
Total	---	1,692	-	---	---	7.80	-	7.80	0.07	3.35	1.05	3.34

ECV1566b	33	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 2:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE ROSZKOW FIELD (1 WELL ONLY)

Table A2.1:                            Gas Production Forecast for Roszkow Field (1 well)

ECV1566b	34	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	903,000
Capital Costs, Real 2010 US$ mm	2.7
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	58.7
PIR discounted at 10%	MM $ / MM$	67.0
NPV / Vol @ 10.0%	$ / Mscf	4.48
Economic Limit Year		2020
Last Scheduled Production Year		2020

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	28,152	13,794
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	158.31	2.65	155.66
6	138.40	2.12	136.28
8	132.93	1.99	130.94
10	127.94	1.88	126.06
12	123.36	1.78	121.58
15	117.18	1.65	115.52

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2011 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2012 (12)	14,540	5,307	-	6.03	-	32.00	-	32.00	0.234	0.93	2.00	28.83
2013 (12)	11,861	4,329	-	6.03	-	26.10	-	26.10	0.191	0.93	-	24.98
2014 (12)	7,822	2,855	-	6.03	-	17.22	-	17.22	0.126	0.93	-	16.16
2015 (12)	5,159	1,883	-	6.03	-	11.35	-	11.35	0.083	0.93	-	10.34
2016 (12)	3,410	1,245	-	6.03	-	7.50	-	7.50	0.055	0.93	-	6.52
2017 (12)	2,241	818	-	6.03	-	4.93	-	4.93	0.036	0.93	-	3.96
2018 (12)	1,478	539	-	6.03	-	3.25	-	3.25	0.024	0.93	-	2.30
2019 (12)	975	356	-	6.03	-	2.15	-	2.15	0.016	0.93	-	1.20
2020 (12)	644	235	-	6.03	-	1.42	-	1.42	0.010	0.93	-	0.47
2021 (12)	-	-	-	6.03	-	-	-	-	-	-	0.65	(0.65)
Total	---	28,152	-	---	---	169.76	-	169.76	1.239	10.20	2.65	155.66

ECV1566b	35	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	903,000
Capital Costs, Real 2010 US$ mm	2.7
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	111.7
PIR discounted at 10%	MM $ / MM$	148.2
NPV / Vol @ 10.0%	$ / Mscf	3.71
Economic Limit Year		2030
Last Scheduled Production Year		2030

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	53,143	26,040
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	298.67	2.65	296.02
6	229.61	1.69	227.92
8	212.89	1.49	211.40
10	198.40	1.33	197.07
12	185.76	1.20	184.57
15	169.62	1.03	168.59

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2011 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2012 (12)	14,540	5,307	-	6.03	-	32.00	-	32.00	0.234	0.90	-	30.86
2013 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2014 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2015 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.93	2.00	28.75
2016 (12)	12,916	4,715	-	6.03	-	28.43	-	28.43	0.208	0.93	-	27.29
2017 (12)	10,119	3,694	-	6.03	-	22.27	-	22.27	0.163	0.93	-	21.18
2018 (12)	7,953	2,903	-	6.03	-	17.50	-	17.50	0.128	0.93	-	16.44
2019 (12)	6,250	2,281	-	6.03	-	13.76	-	13.76	0.100	0.93	-	12.72
2020 (12)	4,923	1,797	-	6.03	-	10.84	-	10.84	0.079	0.93	-	9.82
2021 (12)	3,857	1,408	-	6.03	-	8.49	-	8.49	0.062	0.93	-	7.49
2022 (12)	3,031	1,106	-	6.03	-	6.67	-	6.67	0.049	0.93	-	5.69
2023 (12)	2,382	869	-	6.03	-	5.24	-	5.24	0.038	0.93	-	4.27
2024 (12)	1,877	685	-	6.03	-	4.13	-	4.13	0.030	0.93	-	3.17
2025 (12)	1,470	537	-	6.03	-	3.24	-	3.24	0.024	0.93	-	2.28
2026 (12)	1,155	422	-	6.03	-	2.54	-	2.54	0.019	0.93	-	1.59
2027 (12)	908	331	-	6.03	-	2.00	-	2.00	0.015	0.93	-	1.05
2028 (12)	715	261	-	6.03	-	1.57	-	1.57	0.011	0.93	-	0.63
2029 (12)	560	205	-	6.03	-	1.23	-	1.23	0.009	0.93	-	0.29
2030 (12)	440	161	-	6.03	-	0.97	-	0.97	0.007	0.93	-	0.03
2031 (12)	-	-	-	6.03	-	-	-	-	-	-	0.65	(0.65)
Total	---	53,143	-	---	---	320.45	-	320.45	2.339	19.44	2.65	296.02

ECV1566b	36	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

(Nominal Values Unless Stated Otherwise; ***No Inflation*** *)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	903,000
Capital Costs, Real 2010 US$ mm	2.7
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	182.5
PIR discounted at 10%	MM $ / MM$	254.1
NPV / Vol @ 10.0%	$ / Mscf	2.99
Economic Limit Year		2033
Last Scheduled Production Year		2033

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	84,958	41,629
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	486.40	2.65	483.75
6	317.87	1.42	316.46
8	283.12	1.18	281.94
10	254.86	1.00	253.86
12	231.56	0.86	230.70
15	203.60	0.68	202.93

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2011 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2012 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2013 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2014 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2015 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2016 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2017 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2018 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.93	2.00	28.75
2019 (12)	13,644	4,980	-	6.03	-	30.03	-	30.03	0.219	0.93	-	28.88
2020 (12)	12,109	4,420	-	6.03	-	26.65	-	26.65	0.195	0.93	-	25.52
2021 (12)	10,704	3,907	-	6.03	-	23.56	-	23.56	0.172	0.93	-	22.45
2022 (12)	9,502	3,468	-	6.03	-	20.91	-	20.91	0.153	0.93	-	19.83
2023 (12)	8,448	3,083	-	6.03	-	18.59	-	18.59	0.136	0.93	-	17.52
2024 (12)	7,540	2,752	-	6.03	-	16.60	-	16.60	0.121	0.93	-	15.54
2025 (12)	6,702	2,446	-	6.03	-	14.75	-	14.75	0.108	0.93	-	13.71
2026 (12)	5,982	2,184	-	6.03	-	13.17	-	13.17	0.096	0.93	-	12.14
2027 (12)	5,347	1,951	-	6.03	-	11.77	-	11.77	0.086	0.93	-	10.75
2028 (12)	4,797	1,751	-	6.03	-	10.56	-	10.56	0.077	0.93	-	9.55
2029 (12)	4,286	1,564	-	6.03	-	9.43	-	9.43	0.069	0.93	-	8.43
2030 (12)	3,844	1,403	-	6.03	-	8.46	-	8.46	0.062	0.93	-	7.47
2031 (12)	3,452	1,260	-	6.03	-	7.60	-	7.60	0.055	0.93	-	6.61
2032 (12)	3,112	1,136	-	6.03	-	6.85	-	6.85	0.050	0.93	-	5.87
2033 (12)	2,793	1,019	-	6.03	-	6.15	-	6.15	0.045	0.93	-	5.17
2034 (12)	-	-	-	6.03	-	-	-	-	-	-	0.65	(0.65)
Total	---	84,958	-	---	---	512.30	-	512.30	3.740	22.15	2.65	483.75

ECV1566b	37	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise, **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	903,000
Capital Costs, Real 2010 US$ mm	2.7
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	68.7
PIR discounted at 10%	MM $ / MM$	67.0
NPV / Vol @ 10.0%	$ / Mscf	4.48
Economic Limit Year		2020
Last Scheduled Production Year		2020

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	28,152	13,794
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	77.57	1.30	76.28
6	67.81	1.04	66.77
8	65.14	0.98	64.16
10	62.69	0.92	61.77
12	60.45	0.87	59.57
15	57.42	0.81	56.61

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2011 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2012 (12)	7,124	2,600	-	6.03	-	15.68	-	15.68	0.114	0.46	0.98	14.13
2013 (12)	5,812	2,121	-	6.03	-	12.79	-	12.79	0.093	0.46	-	12.24
2014 (12)	3,833	1,399	-	6.03	-	8.44	-	8.44	0.062	0.46	-	7.92
2015 (12)	2,528	923	-	6.03	-	5.56	-	5.56	0.041	0.46	-	5.07
2016 (12)	1,671	610	-	6.03	-	3.68	-	3.68	0.027	0.46	-	3.19
2017 (12)	1,098	401	-	6.03	-	2.42	-	2.42	0.018	0.46	-	1.94
2018 (12)	724	264	-	6.03	-	1.59	-	1.59	0.012	0.46	-	1.13
2019 (12)	478	174	-	6.03	-	1.05	-	1.05	0.008	0.46	-	0.59
2020 (12)	316	115	-	6.03	-	0.69	-	0.69	0.005	0.46	-	0.23
2021 (12)	-	-	-	6.03	-	-	-	-	-	-	0.32	(0.32)
Total	---	13,794	-	---	---	83.18	-	83.18	0.607	5.00	1.30	76.28

ECV1566b	38	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	903,000
Capital Costs, Real 2010 US$ mm	2.7
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	111.7
PIR discounted at 10%	MM $ / MM$	148.2
NPV / Vol @ 10.0%	$ / Mscf	3.71
Economic Limit Year		2030
Last Scheduled Production Year		2030

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	53,143	26,040
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	146.35	1.30	145.05
6	112.51	0.83	111.68
8	104.32	0.73	103.59
10	97.22	0.65	96.57
12	91.02	0.59	90.44
15	83.11	0.50	82.61

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2011 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2012 (12)	7,124	2,600	-	6.03	-	15.68	-	15.68	0.114	0.44	-	15.12
2013 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2014 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2015 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.46	0.98	14.09
2016 (12)	6,329	2,310	-	6.03	-	13.93	-	13.93	0.102	0.46	-	13.37
2017 (12)	4,959	1,810	-	6.03	-	10.91	-	10.91	0.080	0.46	-	10.38
2018 (12)	3,897	1,422	-	6.03	-	8.58	-	8.58	0.063	0.46	-	8.06
2019 (12)	3,062	1,118	-	6.03	-	6.74	-	6.74	0.049	0.46	-	6.23
2020 (12)	2,412	881	-	6.03	-	5.31	-	5.31	0.039	0.46	-	4.81
2021 (12)	1,890	690	-	6.03	-	4.16	-	4.16	0.030	0.46	-	3.67
2022 (12)	1,486	542	-	6.03	-	3.27	-	3.27	0.024	0.46	-	2.79
2023 (12)	1,167	426	-	6.03	-	2.57	-	2.57	0.019	0.46	-	2.09
2024 (12)	920	336	-	6.03	-	2.02	-	2.02	0.015	0.46	-	1.55
2025 (12)	720	263	-	6.03	-	1.59	-	1.59	0.012	0.46	-	1.12
2026 (12)	566	207	-	6.03	-	1.25	-	1.25	0.009	0.46	-	0.78
2027 (12)	445	162	-	6.03	-	0.98	-	0.98	0.007	0.46	-	0.51
2028 (12)	350	128	-	6.03	-	0.77	-	0.77	0.006	0.46	-	0.31
2029 (12)	275	100	-	6.03	-	0.60	-	0.60	0.004	0.46	-	0.14
2030 (12)	216	79	-	6.03	-	0.47	-	0.47	0.003	0.46	-	0.01
2031 (12)	-	-	-	6.03	-	-	-	-	-	-	0.32	(0.32)
Total	---	26,040	-	---	---	157.02	-	157.02	1.146	9.53	1.30	145.05

ECV1566b	39	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)	
Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios	
Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	903,000
Capital Costs, Real 2010 US$ mm	2.7
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	182.5
PIR discounted at 10%	MM $ / MM$	254.1
NPV / Vol @ 10.0%	$ / Mscf	2.99
Economic Limit Year		2033
Last Scheduled Production Year		2033

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	84,958	41,629
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	238.34	1.30	237.04
6	155.76	0.69	155.07
8	138.73	0.58	138.15
10	124.88	0.49	124.39
12	113.46	0.42	113.04
15	99.77	0.33	99.43

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2011 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2012 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2013 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2014 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2015 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2016 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2017 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2018 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.46	0.98	14.09
2019 (12)	6,686	2,440	-	6.03	-	14.71	-	14.71	0.107	0.46	-	14.15
2020 (12)	5,933	2,166	-	6.03	-	13.06	-	13.06	0.095	0.46	-	12.51
2021 (12)	5,245	1,914	-	6.03	-	11.54	-	11.54	0.084	0.46	-	11.00
2022 (12)	4,656	1,700	-	6.03	-	10.25	-	10.25	0.075	0.46	-	9.72
2023 (12)	4,139	1,511	-	6.03	-	9.11	-	9.11	0.067	0.46	-	8.59
2024 (12)	3,695	1,349	-	6.03	-	8.13	-	8.13	0.059	0.46	-	7.62
2025 (12)	3,284	1,199	-	6.03	-	7.23	-	7.23	0.053	0.46	-	6.72
2026 (12)	2,931	1,070	-	6.03	-	6.45	-	6.45	0.047	0.46	-	5.95
2027 (12)	2,620	956	-	6.03	-	5.77	-	5.77	0.042	0.46	-	5.27
2028 (12)	2,350	858	-	6.03	-	5.17	-	5.17	0.038	0.46	-	4.68
2029 (12)	2,100	766	-	6.03	-	4.62	-	4.62	0.034	0.46	-	4.13
2030 (12)	1,884	687	-	6.03	-	4.15	-	4.15	0.030	0.46	-	3.66
2031 (12)	1,692	617	-	6.03	-	3.72	-	3.72	0.027	0.46	-	3.24
2032 (12)	1,525	557	-	6.03	-	3.36	-	3.36	0.024	0.46	-	2.87
2033 (12)	1,369	500	-	6.03	-	3.01	-	3.01	0.022	0.46	-	2.53
2034 (12)	-	-	-	6.03	-	-	-	-	-	-	0.32	(0.32)
Total	---	41,629	-	---	---	251.02	-	251.02	1.832	10.85	1.30	237.04

ECV1566b	40	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 3:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE ROSZKOW FIELD (ACCELERATION CASE: ONE EXTRA WELL)

Roszcow Accelerated Case					
	Proved		Proved+Probable		Proved+Probable+ Possible	
Year	Gas Rate (MMscf/d)	Cumulative Production (Bscf)	Gas Rate (MMscf/d)	Cumulative Production (Bscf)	Gas Rate (MMscf/d)	Cumulative Production (Bscf)
2010	14.5	5.3	14.5	5.3	14.5	5.3
2011	14.5	10.6	14.5	10.6	14.5	10.6
2012	26.2	20.2	29.1	21.2	29.1	21.2
2013	12.4	24.7	29.0	31.8	29.0	31.8
2014	5.5	26.7	29.0	42.4	29.0	42.4
2015	2.6	27.7	18.2	49.0	29.0	53.0
2016	1.3	28.2	7.0	51.6	29.1	63.6
2017			2.9	52.7	22.9	71.9
2018			1.3	53.1	14.3	77.2
2019					9.1	80.5
2020					5.9	82.6
2021					3.9	84.0
2022					2.6	85.0

ECV1566b	41	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow Accelerated P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	1,806,000
Capital Costs, Real 2010 US$ mm	14.2
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	10.1
PIR discounted at 10%	MM $ / MM$	9.9
NPV / Vol @ 10.0%	$ / Mscf	4.31
Economic Limit Year		2016
Last Scheduled Production Year		2016

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	28,151	13,794
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	157.38	14.20	143.18
6	142.08	12.93	129.15
8	137.66	12.57	125.09
10	133.52	12.23	121.29
12	129.65	11.91	117.74
15	124.29	11.48	112.81

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2011 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	10.90	19.88
2012 (12)	26,210	9,567	-	6.03	-	57.69	-	57.69	0.421	1.87	2.00	53.40
2013 (12)	12,442	4,541	-	6.03	-	27.38	-	27.38	0.200	1.87	-	25.32
2014 (12)	5,541	2,023	-	6.03	-	12.20	-	12.20	0.089	1.87	-	10.24
2015 (12)	2,623	957	-	6.03	-	5.77	-	5.77	0.042	1.87	-	3.86
2016 (12)	1,310	478	-	6.03	-	2.88	-	2.88	0.021	1.87	-	1.00
2017 (12)	-	-	-	6.03	-	-	-	-	-	-	1.30	(1.30)
Total	---	28,151	-	---	---	169.75	-	169.75	1.239	11.14	14.20	143.18

ECV1566b	42	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow Accelerated P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	1,806,000
Capital Costs, Real 2010 US$ mm	14.2
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	20.4
PIR discounted at 10%	MM $ / MM$	18.6
NPV / Vol @ 10.0%	$ / Mscf	4.14
Economic Limit Year		2018
Last Scheduled Production Year		2018

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	53,143	26,040
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	303.36	14.20	289.16
6	256.69	12.64	244.05
8	243.80	12.21	231.59
10	232.01	11.83	220.19
12	221.20	11.47	209.73
15	206.59	10.99	195.60

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2011 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	10.90	19.88
2012 (12)	29,000	10,585	-	6.03	-	63.83	-	63.83	0.466	1.81	-	61.56
2013 (12)	29,079	10,614	-	6.03	-	64.00	-	64.00	0.467	1.81	-	61.73
2014 (12)	29,000	10,585	-	6.03	-	63.83	-	63.83	0.466	1.87	2.00	59.50
2015 (12)	18,233	6,655	-	6.03	-	40.13	-	40.13	0.293	1.87	-	37.97
2016 (12)	7,034	2,567	-	6.03	-	15.48	-	15.48	0.113	1.87	-	13.50
2017 (12)	2,934	1,071	-	6.03	-	6.46	-	6.46	0.047	1.87	-	4.54
2018 (12)	1,318	481	-	6.03	-	2.90	-	2.90	0.021	1.87	-	1.01
2019 (12)	-	-	-	6.03	-	-	-	-	-	-	1.30	(1.30)
Total	---	53,143	-	---	---	320.45	-	320.45	2.339	14.75	14.20	289.16

ECV1566b	43	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow Accelerated P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

(Nominal Values Unless Stated Otherwise; ***No Inflation*** *)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	1,806,000
Capital Costs, Real 2010 US$ mm	14.2
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	33.3
PIR discounted at 10%	MM $ / MM$	27.5
NPV / Vol @ 10.0%	$ / Mscf	3.69
Economic Limit Year		2022
Last Scheduled Production Year		2022

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	84,986	41,643
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	486.63	14.20	472.43
6	377.33	12.30	365.03
8	349.51	11.83	337.68
10	324.95	11.41	313.53
12	303.16	11.04	292.11
15	274.85	10.55	264.29

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	-	30.78
2011 (12)	14,500	5,293	-	6.03	-	31.91	-	31.91	0.233	0.90	10.90	19.88
2012 (12)	29,079	10,614	-	6.03	-	64.00	-	64.00	0.467	1.81	-	61.73
2013 (12)	29,000	10,585	-	6.03	-	63.83	-	63.83	0.466	1.81	-	61.56
2014 (12)	29,000	10,585	-	6.03	-	63.83	-	63.83	0.466	1.81	-	61.56
2015 (12)	29,000	10,585	-	6.03	-	63.83	-	63.83	0.466	1.81	-	61.56
2016 (12)	29,079	10,614	-	6.03	-	64.00	-	64.00	0.467	1.87	2.00	59.67
2017 (12)	22,937	8,372	-	6.03	-	50.48	-	50.48	0.369	1.87	-	48.25
2018 (12)	14,275	5,211	-	6.03	-	31.42	-	31.42	0.229	1.87	-	29.32
2019 (12)	9,078	3,313	-	6.03	-	19.98	-	19.98	0.146	1.87	-	17.97
2020 (12)	5,900	2,154	-	6.03	-	12.99	-	12.99	0.095	1.87	-	11.03
2021 (12)	3,883	1,417	-	6.03	-	8.55	-	8.55	0.062	1.87	-	6.62
2022 (12)	2,607	952	-	6.03	-	5.74	-	5.74	0.042	1.87	-	3.83
2023 (12)	-	-	-	6.03	-	-	-	-	-	-	1.30	(1.30)
Total	---	84,986	-	---	---	512.47	-	512.47	3.741	22.09	14.20	472.43

ECV1566b	44	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow Accelerated P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	1,806,000
Capital Costs, Real 2010 US$ mm	14.2
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	10.1
PIR discounted at 10%	MM $ / MM$	9.9
NPV / Vol @ 10.0%	$ / Mscf	4.31
Economic Limit Year		2016
Last Scheduled Production Year		2016

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	28,151	13,794
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	77.11	6.96	70.16
6	69.62	6.33	63.28
8	67.45	6.16	61.29
10	65.43	5.99	59.43
12	63.53	5.84	57.69
15	60.90	5.62	55.28

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	7,106	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2011 (12)	7,106	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	5.34	9.74
2012 (12)	12,843	4,686	-	6.03	-	28.27	-	28.27	0.206	0.91	0.98	26.17
2013 (12)	6,097	2,225	-	6.03	-	13.42	-	13.42	0.098	0.91	-	12.41
2014 (12)	2,715	991	-	6.03	-	5.98	-	5.98	0.044	0.91	-	5.02
2015 (12)	1,286	469	-	6.03	-	2.83	-	2.83	0.021	0.91	-	1.89
2016 (12)	642	234	-	6.03	-	1.41	-	1.41	0.010	0.91	-	0.49
2017 (12)	-	-	-	6.03	-	-	-	-	-	-	0.64	(0.64)
Total	---	13,794	-	---	---	83.18	-	83.18	0.607	5.46	6.96	70.16

ECV1566b	45	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow Accelerated P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	1,806,000
Capital Costs, Real 2010 US$ mm	14.2
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	20.4
PIR discounted at 10%	MM $ / MM$	18.6
NPV / Vol @ 10.0%	$ / Mscf	4.14
Economic Limit Year		2018
Last Scheduled Production Year		2018

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	53,143	26,040
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	148.65	6.96	141.69
6	125.78	6.19	119.58
8	119.46	5.98	113.48
10	113.69	5.79	107.89
12	108.39	5.62	102.77
15	101.23	5.39	95.84

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2011 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	5.34	9.74
2012 (12)	14,210	5,187	-	6.03	-	31.28	-	31.28	0.228	0.88	-	30.16
2013 (12)	14,249	5,201	-	6.03	-	31.36	-	31.36	0.229	0.88	-	30.25
2014 (12)	14,210	5,187	-	6.03	-	31.28	-	31.28	0.228	0.91	0.98	29.15
2015 (12)	8,934	3,261	-	6.03	-	19.66	-	19.66	0.144	0.91	-	18.61
2016 (12)	3,447	1,258	-	6.03	-	7.59	-	7.59	0.055	0.91	-	6.62
2017 (12)	1,437	525	-	6.03	-	3.16	-	3.16	0.023	0.91	-	2.23
2018 (12)	646	236	-	6.03	-	1.42	-	1.42	0.010	0.91	-	0.50
2019 (12)	-	-	-	6.03	-	-	-	-	-	-	0.64	(0.64)
Total	---	26,040	-	---	---	157.02	-	157.02	1.146	7.23	6.96	141.69

ECV1566b	46	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Roszkow Accelerated P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	1,806,000
Capital Costs, Real 2010 US$ mm	14.2
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.03

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	33.3
PIR discounted at 10%	MM $ / MM$	27.5
NPV / Vol @ 10.0%	$ / Mscf	3.69
Economic Limit Year		2022
Last Scheduled Production Year		2022

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	84,986	41,643
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	238.45	6.96	231.49
6	184.89	6.03	178.86
8	171.26	5.80	165.46
10	159.22	5.59	153.63
12	148.55	5.41	143.14
15	134.67	5.17	129.50

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	-	15.08
2011 (12)	7,105	2,593	-	6.03	-	15.64	-	15.64	0.114	0.44	5.34	9.74
2012 (12)	14,249	5,201	-	6.03	-	31.36	-	31.36	0.229	0.88	-	30.25
2013 (12)	14,210	5,187	-	6.03	-	31.28	-	31.28	0.228	0.88	-	30.16
2014 (12)	14,210	5,187	-	6.03	-	31.28	-	31.28	0.228	0.88	-	30.16
2015 (12)	14,210	5,187	-	6.03	-	31.28	-	31.28	0.228	0.88	-	30.16
2016 (12)	14,249	5,201	-	6.03	-	31.36	-	31.36	0.229	0.91	0.98	29.24
2017 (12)	11,239	4,102	-	6.03	-	24.74	-	24.74	0.181	0.91	-	23.64
2018 (12)	6,995	2,553	-	6.03	-	15.40	-	15.40	0.112	0.91	-	14.37
2019 (12)	4,448	1,624	-	6.03	-	9.79	-	9.79	0.071	0.91	-	8.80
2020 (12)	2,891	1,055	-	6.03	-	6.36	-	6.36	0.046	0.91	-	5.40
2021 (12)	1,903	694	-	6.03	-	4.19	-	4.19	0.031	0.91	-	3.24
2022 (12)	1,277	466	-	6.03	-	2.81	-	2.81	0.021	0.91	-	1.88
2023 (12)	-	-	-	6.03	-	-	-	-	-	-	0.64	(0.64)
Total	---	41,643	-	---	---	251.11	-	251.11	1.833	10.83	6.96	231.49

ECV1566b	47	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 4:                                PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE WINNA GORA FIELD

Table A4.1:                            Gas Production Forecast for Winna Gora Field

ECV1566b	48	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Winna Gora P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	894,000
Capital Costs, Real 2010 US$ mm	9.7
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.35

Economic Indicators (Before tax)

ROR	%	98%
Payout Year		2012
PIR discounted at 0%	MM $ / MM$	3.3
PIR discounted at 10%	MM $ / MM$	2.5
NPV / Vol @ 10%	$ / Mscf	2.65
Economic Limit Year		2018
Last Scheduled Production Year		2018

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	7,579	3,714
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	41.40	9.65	31.75
6	32.71	8.68	24.03
8	30.38	8.41	21.97
10	28.28	8.17	20.11
12	26.38	7.94	18.44
15	23.86	7.64	16.22

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	-	-	-	6.35	-	-	-	-	-	-	-	0.00
2011 (12)	-	-	-	6.35	-	-	-	-	-	-	8.00	(8.00)
2012 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2013 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2014 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2015 (12)	3,698	1,350	-	6.35	-	8.57	-	8.57	0.062	0.92	1.00	6.58
2016 (12)	2,578	941	-	6.35	-	5.97	-	5.97	0.043	0.92	-	5.01
2017 (12)	1,776	648	-	6.35	-	4.12	-	4.12	0.030	0.92	-	3.16
2018 (12)	714	260	-	6.35	-	1.65	-	1.65	0.012	0.92	-	0.72
2019 (12)	-	-	-	6.35	-	-	-	-	-	-	0.65	(0.65)
Total	---	7,579	-	---	---	48.13	-	48.13	0.347	6.38	9.65	31.75

ECV1566b	49	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Winna Gora P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	894,000
Capital Costs, Real 2010 US$ mm	9.7
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.35

Economic Indicators (Before tax)

ROR	%	103%
Payout Year		2012
PIR discounted at 0%	MM $ / MM$	5.6
PIR discounted at 10%	MM $ / MM$	3.9
NPV / Vol @ 10%	$ / Mscf	2.66
Economic Limit Year		2021
Last Scheduled Production Year		2022

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	11,598	5,683
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	64.03	9.65	54.38
6	46.87	8.54	38.34
8	42.59	8.25	34.34
10	38.85	7.99	30.85
12	35.55	7.76	27.79
15	31.32	7.45	23.87

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	-	-	-	6.35	-	-	-	-	-	-	-	0.00
2011 (12)	-	-	-	6.35	-	-	-	-	-	-	8.00	(8.00)
2012 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2013 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2014 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2015 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2016 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2017 (12)	3,774	1,378	-	6.35	-	8.75	-	8.75	0.063	0.92	1.00	6.76
2018 (12)	2,889	1,054	-	6.35	-	6.70	-	6.70	0.048	0.92	-	5.72
2019 (12)	2,191	800	-	6.35	-	5.08	-	5.08	0.037	0.92	-	4.12
2020 (12)	1,661	606	-	6.35	-	3.85	-	3.85	0.028	0.92	-	2.90
2021 (12)	1,260	460	-	6.35	-	2.92	-	2.92	0.021	0.92	-	1.98
2022 (12)	-	-	-	6.35	-	-	-	-	-	-	0.65	(0.65)
Total	---	11,598	-	---	---	73.65	-	73.65	0.530	9.09	9.65	54.38

ECV1566b	50	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Winna Gora P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	894,000
Capital Costs, Real 2010 US$ mm	9.7
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.35

Economic Indicators (Before tax)

ROR	%	104%
Payout Year		2012
PIR discounted at 0%	MM $ / MM$	8.3
PIR discounted at 10%	MM $ / MM$	5.2
NPV / Vol @ 10%	$ / Mscf	2.48
Economic Limit Year		2025
Last Scheduled Production Year		2025

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	16,293	7,983
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	90.02	9.65	80.37
6	60.68	8.36	52.32
8	53.90	8.06	45.84
10	48.15	7.80	40.35
12	43.25	7.57	35.68
15	37.16	7.27	29.89

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	-	-	-	6.35	-	-	-	-	-	-	-	0.00
2011 (12)	-	-	-	6.35	-	-	-	-	-	-	8.00	(8.00)
2012 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2013 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2014 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2015 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2016 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2017 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2018 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2019 (12)	4,000	1,460	-	6.35	-	9.27	-	9.27	0.067	0.89	-	8.31
2020 (12)	3,568	1,302	-	6.35	-	8.27	-	8.27	0.060	0.92	1.00	6.29
2021 (12)	2,801	1,022	-	6.35	-	6.49	-	6.49	0.047	0.92	-	5.52
2022 (12)	2,198	802	-	6.35	-	5.09	-	5.09	0.037	0.92	-	4.13
2023 (12)	1,725	630	-	6.35	-	4.00	-	4.00	0.029	0.92	-	3.05
2024 (12)	1,353	494	-	6.35	-	3.14	-	3.14	0.023	0.92	-	2.19
2025 (12)	993	362	-	6.35	-	2.30	-	2.30	0.017	0.92	-	1.36
2026 (12)	-	-	-	6.35	-	-	-	-	-	-	0.65	(0.65)
Total	---	16,293	-	---	---	103.46	-	103.46	0.745	12.70	9.65	80.37

ECV1566b	51	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

ECV1566b	52	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Winna Gora P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	894,000
Capital Costs, Real 2010 US$ mm	9.7
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.35

Economic Indicators (Before tax)

ROR	%	103%
Payout Year		2012
PIR discounted at 0%	MM $ / MM$	5.6
PIR discounted at 10%	MM $ / MM$	3.9
NPV / Vol @ 10%	$ / Mscf	2.66
Economic Limit Year		2021
Last Scheduled Production Year		2022

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	11,598	5,683
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	31.37	4.73	26.64
6	22.97	4.18	18.78
8	20.87	4.04	16.83
10	19.03	3.92	15.12
12	17.42	3.80	13.62
15	15.35	3.65	11.70

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	-	-	-	6.35	-	-	-	-	-	-	-	0.00
2011 (12)	-	-	-	6.35	-	-	-	-	-	-	3.92	(3.92)
2012 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2013 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2014 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2015 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2016 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2017 (12)	1,849	675	-	6.35	-	4.29	-	4.29	0.031	0.45	0.49	3.31
2018 (12)	1,416	517	-	6.35	-	3.28	-	3.28	0.024	0.45	-	2.80
2019 (12)	1,073	392	-	6.35	-	2.49	-	2.49	0.018	0.45	-	2.02
2020 (12)	814	297	-	6.35	-	1.89	-	1.89	0.014	0.45	-	1.42
2021 (12)	617	225	-	6.35	-	1.43	-	1.43	0.010	0.45	-	0.97
2022 (12)	-	-	-	6.35	-	-	-	-	-	-	0.32	(0.32)
Total	---	5,683	-	---	---	36.09	-	36.09	0.260	4.45	4.73	26.64

ECV1566b	53	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Winna Gora P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)	
Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios	
Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	894,000
Capital Costs, Real 2010 US$ mm	9.7
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.35

Economic Indicators (Before tax)		
ROR	%	104%
Payout Year		2012
PIR discounted at 0%	MM $ / MM$	8.3
PIR discounted at 10%	MM $ / MM$	5.2
NPV / Vol @ 10%	$ / Mscf	2.48
Economic Limit Year		2025
Last Scheduled Production Year		2025

Products Recovery		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	16,293	7,983
Cond.	Mstb	0	0

Net Present Values (Before Tax)			
Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	44.11	4.73	39.38
6	29.73	4.10	25.64
8	26.41	3.95	22.46
10	23.59	3.82	19.77
12	21.19	3.71	17.48
15	18.21	3.56	14.64

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	-	-	-	6.35	-	-	-	-	-	-	-	0.00
2011 (12)	-	-	-	6.35	-	-	-	-	-	-	3.92	(3.92)
2012 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2013 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2014 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2015 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2016 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2017 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2018 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2019 (12)	1,960	715	-	6.35	-	4.54	-	4.54	0.033	0.44	-	4.07
2020 (12)	1,748	638	-	6.35	-	4.05	-	4.05	0.029	0.45	0.49	3.08
2021 (12)	1,372	501	-	6.35	-	3.18	-	3.18	0.023	0.45	-	2.70
2022 (12)	1,077	393	-	6.35	-	2.50	-	2.50	0.018	0.45	-	2.03
2023 (12)	845	309	-	6.35	-	1.96	-	1.96	0.014	0.45	-	1.49
2024 (12)	663	242	-	6.35	-	1.54	-	1.54	0.011	0.45	-	1.07
2025 (12)	486	178	-	6.35	-	1.13	-	1.13	0.008	0.45	-	0.67
2026 (12)	-	-	-	6.35	-	-	-	-	-	-	0.32	(0.32)
Total	---	7,983	-	---	---	50.69	-	50.69	0.365	6.22	4.73	39.38

ECV1566b	54	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 5:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE KROMOLICE SOUTH FIELD

Table A5.1:                            Gas Production Forecast for Kromolice South Field

ECV1566b	55	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-2; P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)	
Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios	
Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	742,000
Capital Costs, Real 2010 US$ mm	6.3
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.39

Economic Indicators (Before tax)		
ROR	%	195%
Payout Year		2011
PIR discounted at 0%	MM $ / MM $	7.50
PIR discounted at 10%	MM $ / MM $	5.5
NPV / Vol @ 8.0%	$ / Mscf	3.47
Economic Limit Year		2017
Last Scheduled Production Year		2017

Products Recovery		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	9,310	4,562
Cond.	Mstb	0	0

Net Present Values (Before Tax)			
Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	53.13	6.25	46.88
6	43.28	6.01	37.28
8	40.64	5.95	34.69
10	38.25	5.90	32.35
12	36.08	5.86	30.22
15	33.20	5.81	27.39

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	958	350	0	6.39	0.00	2.2	0.0	2.2	0.016	0.7	5.6	(4.1)
2011 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2012 (12)	3,810	1,391	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2013 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2014 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2015 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2016 (12)	3,626	1,324	0	6.39	0.00	8.5	0.0	8.5	0.061	0.7	0.0	7.7
2017 (12)	1,912	698	0	6.39	0.00	4.5	0.0	4.5	0.032	0.7	0.0	3.7
2018 (12)	0	0	0	6.39	0.00	0.0	0.0	0.0	0.000	0.0	0.7	(0.7)
Total	---	9,310	0			59.5	0.0	59.5	0.428	5.9	6.3	46.9

ECV1566b	56	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-2; P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	742,000
Capital Costs, Real 2010 US$ mm	7.8
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.39

Economic Indicators (Before tax)

ROR	%	195%
Payout Year		2011
PIR discounted at 0%	MM $ / MM $	10.30
PIR discounted at 10%	MM $ / MM $	7.1
NPV / Vol @ 8.0%	$ / Mscf	3.01
Economic Limit Year		2022
Last Scheduled Production Year		2023

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	15,350	7,521
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	87.58	7.75	79.83
6	63.46	6.85	56.61
8	57.66	6.65	51.01
10	52.67	6.49	46.18
12	48.34	6.35	41.99
15	42.87	6.20	36.68

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	958	350	0	6.39	0.00	2.2	0.0	2.2	0.016	0.7	5.6	(4.1)
2011 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2012 (12)	3,810	1,391	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2013 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2014 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2015 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2016 (12)	3,810	1,391	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2017 (12)	3,800	1,387	0	6.39	0.00	8.9	0.0	8.9	0.064	0.7	0.0	8.1
2018 (12)	3,671	1,340	0	6.39	0.00	8.6	0.0	8.6	0.062	0.8	1.5	6.2
2019 (12)	3,541	1,292	0	6.39	0.00	8.3	0.0	8.3	0.06	0.8	0.0	7.4
2020 (12)	2,970	1,084	0	6.39	0.00	6.9	0.0	6.9	0.05	0.8	0.0	6.1
2021 (12)	2,365	863	0	6.39	0.00	5.5	0.0	5.5	0.04	0.8	0.0	4.7
2022 (12)	1,930	704	0	6.39	0.00	4.5	0.0	4.5	0.03	0.8	0.0	3.7
2023 (12)	0	0	0	6.39	0.00	0.0	0.0	0.0	0.00	0.0	0.7	(0.7)
Total	---	15,350	0			98.1	0.0	98.1	0.706	9.8	7.8	79.8

ECV1566b	57	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-2; P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)	
Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios	
Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	742,000
Capital Costs, Real 2010 US$ mm	6.3
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.39

Economic Indicators (Before tax)		
ROR	%	195%
Payout Year		2011
PIR discounted at 0%	MM $ / MM $	7.50
PIR discounted at 10%	MM $ / MM $	5.5
NPV / Vol @ 8.0%	$ / Mscf	3.47
Economic Limit Year		2017
Last Scheduled Production Year		2017

Products Recovery		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	9,310	4,562
Cond.	Mstb	0	0

Net Present Values (Before Tax)			
Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	26.03	3.06	22.97
6	21.21	2.94	18.27
8	19.91	2.92	17.00
10	18.74	2.89	15.85
12	17.68	2.87	14.81
15	16.27	2.85	13.42

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	469	171	0	6.39	0.00	1.1	0.0	1.1	0.008	0.4	2.7	(2.0)
2011 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2012 (12)	1,867	681	0	6.39	0.00	4.4	0.0	4.4	0.031	0.4	0.0	4.0
2013 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2014 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2015 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2016 (12)	1,777	649	0	6.39	0.00	4.1	0.0	4.1	0.030	0.4	0.0	3.8
2017 (12)	937	342	0	6.39	0.00	2.2	0.0	2.2	0.016	0.4	0.0	1.8
2018 (12)	0	0	0	6.39	0.00	0.0	0.0	0.0	0.000	0.0	0.3	(0.3)
Total	---	4,562	0			29.2	0.0	29.2	0.210	2.9	3.1	23.0

ECV1566b	58	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-2; P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)	
Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios	
Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	742,000
Capital Costs, Real 2010 US$ mm	7.8
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.39

Economic Indicators (Before tax)		
ROR	%	195%
Payout Year		2011
PIR discounted at 0%	MM $ / MM $	10.30
PIR discounted at 10%	MM $ / MM $	7.1
NPV / Vol @ 8.0%	$ / Mscf	3.01
Economic Limit Year		2022
Last Scheduled Production Year		2023

Products Recovery		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	15,350	7,521
Cond.	Mstb	0	0

Net Present Values (Before Tax)			
Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	42.92	3.80	39.12
6	31.10	3.35	27.74
8	28.26	3.26	25.00
10	25.81	3.18	22.63
12	23.69	3.11	20.57
15	21.01	3.04	17.97

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	469	171	0	6.39	0.00	1.1	0.0	1.1	0.008	0.4	2.7	(2.0)
2011 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2012 (12)	1,867	681	0	6.39	0.00	4.4	0.0	4.4	0.031	0.4	0.0	4.0
2013 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2014 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2015 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2016 (12)	1,867	681	0	6.39	0.00	4.4	0.0	4.4	0.031	0.4	0.0	4.0
2017 (12)	1,862	680	0	6.39	0.00	4.3	0.0	4.3	0.031	0.4	0.0	3.9
2018 (12)	1,799	656	0	6.39	0.00	4.2	0.0	4.2	0.030	0.4	0.7	3.1
2019 (12)	1,735	633	0	6.39	0.00	4.0	0.0	4.0	0.03	0.4	0.0	3.6
2020 (12)	1,455	531	0	6.39	0.00	3.4	0.0	3.4	0.02	0.4	0.0	3.0
2021 (12)	1,159	423	0	6.39	0.00	2.7	0.0	2.7	0.02	0.4	0.0	2.3
2022 (12)	946	345	0	6.39	0.00	2.2	0.0	2.2	0.02	0.4	0.0	1.8
2023 (12)	0	0	0	6.39	0.00	0.0	0.0	0.0	0.00	0.0	0.3	(0.3)
Total	---	7,521	0			48.1	0.0	48.1	0.346	4.8	3.8	39.1

ECV1566b	59	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

ECV1566b	60	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 6:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR ZANIEMYSL FIELD

Table A6.1:                            Gas Production Forecasts for the Zaniemysl Field

ECV1566b	61	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Zainiemysl P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	740,000
Capital Costs, Real 2010 US$ mm	0.7
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	4.31

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	113.3
PIR discounted at 10%	MM $ / MM$	176
NPV / Vol @ 10%	$ / Mscf	3.15
Economic Limit Year		2016
Last Scheduled Production Year		2016

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	18,615	4,561
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	74.30	0.65	73.65
6	64.30	0.43	63.86
8	61.52	0.38	61.14
10	58.98	0.33	58.65
12	56.64	0.29	56.35
15	53.48	0.24	53.24

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	9,230	3,369	-	4.31	-	14.52	-	14.52	0.14	0.74	-	13.65
2011 (12)	7,300	2,665	-	4.31	-	11.48	-	11.48	0.11	0.74	-	10.64
2012 (12)	7,822	2,855	-	4.31	-	12.31	-	12.31	0.11	0.74	-	11.45
2013 (12)	8,200	2,993	-	4.31	-	12.90	-	12.90	0.12	0.74	-	12.04
2014 (12)	8,400	3,066	-	4.31	-	13.21	-	13.21	0.12	0.74	-	12.35
2015 (12)	8,600	3,139	-	4.31	-	13.53	-	13.53	0.13	0.74	-	12.66
2016 (12)	1,447	528	-	4.31	-	2.28	-	2.28	0.02	0.74	-	1.51
2017 (12)	-	-	-	4.31	-	-	-	-	-	-	0.65	(0.65)
Total	---	18,615	-	---	---	80.23	-	80.23	0.75	5.18	0.65	73.65

ECV1566b	62	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Zainiemysl P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)	
Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios	
Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	740,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	4.31

Economic Indicators (Before tax)		
ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	72.2
PIR discounted at 10%	MM $ / MM$	107
NPV / Vol @ 10%	$ / Mscf	2.42
Economic Limit Year		2022
Last Scheduled Production Year		2022

Products Recovery		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	39,122	9,585
Cond.	Mstb	0	0

Net Present Values (Before Tax)			
Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	157.28	2.15	155.13
6	114.46	1.25	113.22
8	104.32	1.05	103.27
10	95.63	0.89	94.74
12	88.15	0.75	87.40
15	78.77	0.60	78.18

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	9,230	3,369	-	4.31	-	14.52	-	14.52	0.14	0.74	-	13.65
2011 (12)	7,300	2,664	-	4.31	-	11.48	-	11.48	0.11	0.74	-	10.64
2012 (12)	7,822	2,855	-	4.31	-	12.31	-	12.31	0.11	0.74	-	11.45
2013 (12)	8,200	2,993	-	4.31	-	12.90	-	12.90	0.12	0.74	-	12.04
2014 (12)	8,400	3,066	-	4.31	-	13.21	-	13.21	0.12	0.74	-	12.35
2015 (12)	8,600	3,139	-	4.31	-	13.53	-	13.53	0.13	0.74	-	12.66
2016 (12)	8,824	3,221	-	4.31	-	13.88	-	13.88	0.13	0.74	-	13.01
2017 (12)	9,000	3,285	-	4.31	-	14.16	-	14.16	0.13	0.74	-	13.29
2018 (12)	9,752	3,560	-	4.31	-	15.34	-	15.34	0.14	0.77	1.50	12.93
2019 (12)	9,537	3,481	-	4.31	-	15.00	-	15.00	0.14	0.77	-	14.09
2020 (12)	8,537	3,116	-	4.31	-	13.43	-	13.43	0.12	0.77	-	12.54
2021 (12)	7,361	2,687	-	4.31	-	11.58	-	11.58	0.11	0.77	-	10.70
2022 (12)	4,620	1,686	-	4.31	-	7.27	-	7.27	0.07	0.77	-	6.43
2023 (12)	-	-	-	4.31	-	-	-	-	-	-	0.65	(0.65)
Total	---	39,122	-	---	---	168.62	-	168.62	1.57	9.77	2.15	155.13

ECV1566b	63	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Zainiemysl P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	740,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	4.31

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	89.6
PIR discounted at 10%	MM $ / MM$	139
NPV / Vol @ 10%	$ / Mscf	2.14
Economic Limit Year		2027
Last Scheduled Production Year		2027

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	48,816	11,960
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	194.85	2.15	192.70
6	130.84	1.12	129.73
8	116.88	0.91	115.97
10	105.33	0.75	104.57
12	95.67	0.63	95.05
15	83.96	0.48	83.48

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	9,230	3,369	-	4.31	-	14.52	-	14.52	0.14	0.74	-	13.65
2011 (12)	7,300	2,665	-	4.31	-	11.48	-	11.48	0.11	0.74	-	10.64
2012 (12)	7,823	2,855	-	4.31	-	12.31	-	12.31	0.11	0.74	-	11.45
2013 (12)	8,200	2,993	-	4.31	-	12.90	-	12.90	0.12	0.74	-	12.04
2014 (12)	8,400	3,066	-	4.31	-	13.21	-	13.21	0.12	0.74	-	12.35
2015 (12)	8,600	3,139	-	4.31	-	13.53	-	13.53	0.13	0.74	-	12.66
2016 (12)	8,824	3,221	-	4.31	-	13.88	-	13.88	0.13	0.74	-	13.01
2017 (12)	9,000	3,285	-	4.31	-	14.16	-	14.16	0.13	0.74	-	13.29
2018 (12)	9,200	3,358	-	4.31	-	14.47	-	14.47	0.13	0.74	-	13.60
2019 (12)	9,788	3,573	-	4.31	-	15.40	-	15.40	0.14	0.77	1.50	12.99
2020 (12)	9,242	3,373	-	4.31	-	14.54	-	14.54	0.14	0.77	-	13.63
2021 (12)	7,422	2,709	-	4.31	-	11.68	-	11.68	0.11	0.77	-	10.80
2022 (12)	7,136	2,605	-	4.31	-	11.23	-	11.23	0.10	0.77	-	10.35
2023 (12)	6,167	2,251	-	4.31	-	9.70	-	9.70	0.09	0.77	-	8.84
2024 (12)	5,413	1,976	-	4.31	-	8.52	-	8.52	0.08	0.77	-	7.67
2025 (12)	4,759	1,737	-	4.31	-	7.49	-	7.49	0.07	0.77	-	6.65
2026 (12)	4,158	1,518	-	4.31	-	6.54	-	6.54	0.06	0.77	-	5.71
2027 (12)	3,079	1,124	-	4.31	-	4.84	-	4.84	0.05	0.77	-	4.03
2028 (12)	-	-	-	4.31	-	-	-	-	-	-	0.65	(0.65)
Total	---	48,816	-	---	---	210.39	-	210.39	1.96	13.59	2.15	192.70

ECV1566b	64	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Zainiemysl P Case, Gas price = 100% of Base Case Gas Price, Jan 2010
Net WI basis of 24.5%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	740,000
Capital Costs, Real 2010 US$ mm	0.7
Working Interest Basis	25%
Gas Price, Real 2010 US$ / Mscf	4.31

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	113.3
PIR discounted at 10%	MM $ / MM$	176
NPV / Vol @ 10%	$ / Mscf	3.15
Economic Limit Year		2016
Last Scheduled Production Year		2016

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	18,615	4,561
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	18.20	0.16	18.05
6	15.75	0.11	15.65
8	15.07	0.09	14.98
10	14.45	0.08	14.37
12	13.88	0.07	13.81
15	13.10	0.06	13.04

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	2,261	825	-	4.31	-	3.56	-	3.56	0.03	0.18	-	3.34
2011 (12)	1,789	653	-	4.31	-	2.81	-	2.81	0.03	0.18	-	2.61
2012 (12)	1,916	699	-	4.31	-	3.01	-	3.01	0.03	0.18	-	2.81
2013 (12)	2,009	733	-	4.31	-	3.16	-	3.16	0.03	0.18	-	2.95
2014 (12)	2,058	751	-	4.31	-	3.24	-	3.24	0.03	0.18	-	3.03
2015 (12)	2,107	769	-	4.31	-	3.31	-	3.31	0.03	0.18	-	3.10
2016 (12)	354	129	-	4.31	-	0.56	-	0.56	0.01	0.18	-	0.37
2017 (12)	-	-	-	4.31	-	-	-	-	-	-	0.16	(0.16)
Total	---	4,561	-	---	---	19.66	-	19.66	0.18	1.27	0.16	18.05

ECV1566b	65	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Zainiemysl P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 24.5%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	740,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	25%
Gas Price, Real 2010 US$ / Mscf	4.31

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	72.2
PIR discounted at 10%	MM $ / MM$	107
NPV / Vol @ 10%	$ / Mscf	2.42
Economic Limit Year		2022
Last Scheduled Production Year		2022

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	39,122	9,585
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	38.53	0.53	38.01
6	28.04	0.31	27.74
8	25.56	0.26	25.30
10	23.43	0.22	23.21
12	21.60	0.18	21.41
15	19.30	0.15	19.15

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	2,261	825	-	4.31	-	3.56	-	3.56	0.03	0.18	-	3.34
2011 (12)	1,788	653	-	4.31	-	2.81	-	2.81	0.03	0.18	-	2.61
2012 (12)	1,916	700	-	4.31	-	3.01	-	3.01	0.03	0.18	-	2.81
2013 (12)	2,009	733	-	4.31	-	3.16	-	3.16	0.03	0.18	-	2.95
2014 (12)	2,058	751	-	4.31	-	3.24	-	3.24	0.03	0.18	-	3.03
2015 (12)	2,107	769	-	4.31	-	3.31	-	3.31	0.03	0.18	-	3.10
2016 (12)	2,162	789	-	4.31	-	3.40	-	3.40	0.03	0.18	-	3.19
2017 (12)	2,205	805	-	4.31	-	3.47	-	3.47	0.03	0.18	-	3.26
2018 (12)	2,389	872	-	4.31	-	3.76	-	3.76	0.03	0.19	0.37	3.17
2019 (12)	2,337	853	-	4.31	-	3.68	-	3.68	0.03	0.19	-	3.45
2020 (12)	2,092	763	-	4.31	-	3.29	-	3.29	0.03	0.19	-	3.07
2021 (12)	1,803	658	-	4.31	-	2.84	-	2.84	0.03	0.19	-	2.62
2022 (12)	1,132	413	-	4.31	-	1.78	-	1.78	0.02	0.19	-	1.58
2023 (12)	-	-	-	4.31	-	-	-	-	-	-	0.16	(0.16)
Total	---	9,585	-	---	---	41.31	-	41.31	0.38	2.39	0.53	38.01

ECV1566b	66	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Zainiemysl P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 24.5%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 Jan 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	740,000
Capital Costs, Real 2010 US$ mm	2.2
Working Interest Basis	25%
Gas Price, Real 2010 US$ / Mscf	4.31

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM$	89.6
PIR discounted at 10%	MM $ / MM$	139
NPV / Vol @ 10%	$ / Mscf	2.14
Economic Limit Year		2027
Last Scheduled Production Year		2027

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	48,816	11,960
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	47.74	0.53	47.21
6	32.06	0.27	31.78
8	28.64	0.22	28.41
10	25.80	0.18	25.62
12	23.44	0.15	23.29
15	20.57	0.12	20.45

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	2,261	825	-	4.31	-	3.56	-	3.56	0.03	0.18	-	3.34
2011 (12)	1,789	653	-	4.31	-	2.81	-	2.81	0.03	0.18	-	2.61
2012 (12)	1,917	700	-	4.31	-	3.01	-	3.01	0.03	0.18	-	2.81
2013 (12)	2,009	733	-	4.31	-	3.16	-	3.16	0.03	0.18	-	2.95
2014 (12)	2,058	751	-	4.31	-	3.24	-	3.24	0.03	0.18	-	3.03
2015 (12)	2,107	769	-	4.31	-	3.31	-	3.31	0.03	0.18	-	3.10
2016 (12)	2,162	789	-	4.31	-	3.40	-	3.40	0.03	0.18	-	3.19
2017 (12)	2,205	805	-	4.31	-	3.47	-	3.47	0.03	0.18	-	3.26
2018 (12)	2,254	823	-	4.31	-	3.55	-	3.55	0.03	0.18	-	3.33
2019 (12)	2,398	875	-	4.31	-	3.77	-	3.77	0.04	0.19	0.37	3.18
2020 (12)	2,264	826	-	4.31	-	3.56	-	3.56	0.03	0.19	-	3.34
2021 (12)	1,818	664	-	4.31	-	2.86	-	2.86	0.03	0.19	-	2.65
2022 (12)	1,748	638	-	4.31	-	2.75	-	2.75	0.03	0.19	-	2.54
2023 (12)	1,511	552	-	4.31	-	2.38	-	2.38	0.02	0.19	-	2.17
2024 (12)	1,326	484	-	4.31	-	2.09	-	2.09	0.02	0.19	-	1.88
2025 (12)	1,166	426	-	4.31	-	1.83	-	1.83	0.02	0.19	-	1.63
2026 (12)	1,019	372	-	4.31	-	1.60	-	1.60	0.01	0.19	-	1.40
2027 (12)	754	275	-	4.31	-	1.19	-	1.19	0.01	0.19	-	0.99
2028 (12)	-	-	-	4.31	-	-	-	-	-	-	0.16	(0.16)
Total	---	11,960	-	---	---	51.55	-	51.55	0.48	3.33	0.53	47.21

ECV1566b	67	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 7:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR SRODA-KROMOLICE FIELD

Table A7.1: Gas Production Forecasts for Sroda-Kromolice

ECV1566b	68	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-Sroda P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	I January 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	15.5
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	341%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	13.6
PIR discounted at 10%	MM $ / MM$	9.4
NPV / Vol @ 10.0%	$ / Mscf	3.21
Economic Limit Year		2025
Last Scheduled Production Year		2026

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	38,742	18,983
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	225.84	15.50	210.34
6	164.42	13.83	150.59
8	149.89	13.47	136.42
10	137.42	13.18	124.24
12	126.64	12.93	113.71
15	113.03	12.64	100.39

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	2,571	938	0	6.50	0	6.10	0	6.1	0.043	1.48	11.2	(6.62)
2011 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2012 (12)	10,228	3,733	0	6.50	0	24.28	0	24.3	0.171	1.48	0.0	22.62
2013 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2014 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2015 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2016 (12)	9,721	3,548	0	6.50	0	23.07	0	23.1	0.162	1.54	3.0	18.37
2017 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2018 (12)	8,804	3,213	0	6.50	0	20.90	0	20.9	0.147	1.54	0.0	19.21
2019 (12)	3,400	1,241	0	6.50	0	8.07	0	8.1	0.057	1.54	0.0	6.47
2020 (12)	3,409	1,244	0	6.50	0	8.09	0	8.1	0.057	1.54	0.0	6.49
2021 (12)	3,400	1,241	0	6.50	0	8.07	0	8.1	0.057	1.54	0.0	6.47
2022 (12)	3,400	1,241	0	6.50	0	8.07	0	8.1	0.057	1.54	0.0	6.47
2023 (12)	3,400	1,241	0	6.50	0	8.07	0	8.1	0.057	1.54	0.0	6.47
2024 (12)	3,409	1,244	0	6.50	0	8.09	0	8.1	0.057	1.54	0.0	6.49
2025 (12)	3,400	1,241	0	6.50	0	8.07	0	8.1	0.057	1.54	0.0	6.47
2026 (12)	0	0	0	6.50	0	0.00	0	0.0	0.000	0.00	1.3	(1.30)
Total	---	38,742	0	---	---	252.0	0.0	252.0	1.770	24.3	15.5	210.34

ECV1566b	69	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-Sroda P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	I January 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	15.5
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	341%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	24.7
PIR discounted at 10%	MM $ / MM$	13.6
NPV / Vol @ 10.0%	$ / Mscf	2.62
Economic Limit Year		2029
Last Scheduled Production Year		2029

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	66,275	32,475
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	397.59	15.50	382.09
6	243.44	13.49	229.95
8	211.93	13.10	198.83
10	186.50	12.79	173.71
12	165.76	12.55	153.21
15	141.22	12.26	128.96

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	2,571	938	0	6.50	0	6.10	0	6.1	0.043	1.48	11.2	(6.62)
2011 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2012 (12)	10,228	3,733	0	6.50	0	24.28	0	24.3	0.171	1.48	0.0	22.62
2013 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2014 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2015 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2016 (12)	10,228	3,733	0	6.50	0	24.28	0	24.3	0.171	1.48	0.0	22.62
2017 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2018 (12)	9,773	3,567	0	6.50	0	23.20	0	23.2	0.163	1.54	3.0	18.49
2019 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2020 (12)	10,228	3,733	0	6.50	0	24.28	0	24.3	0.171	1.54	0.0	22.56
2021 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2022 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2023 (12)	10,176	3,714	0	6.50	0	24.16	0	24.2	0.170	1.54	0.0	22.44
2024 (12)	10,228	3,733	0	6.50	0	24.28	0	24.3	0.171	1.54	0.0	22.56
2025 (12)	9,753	3,560	0	6.50	0	23.15	0	23.2	0.163	1.54	0.0	21.44
2026 (12)	8,685	3,170	0	6.50	0	20.62	0	20.6	0.145	1.54	0.0	18.93
2027 (12)	7,451	2,720	0	6.50	0	17.69	0	17.7	0.124	1.54	0.0	16.02
2028 (12)	6,425	2,345	0	6.50	0	15.25	0	15.3	0.107	1.54	0.0	13.60
2029 (12)	4,228	1,543	0	6.50	0	10.04	0	10.0	0.071	1.54	0.0	8.42
2030 (12)	0	0	0	6.50	0	0.00	0	0.0	0.000	0.00	1.3	(1.30)
Total	---	66,275	0	---	---	431.0	0.0	431.0	3.028	30.4	15.5	382.09

ECV1566b	70	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-Sroda P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	15.5
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	341%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	38.4
PIR discounted at 10%	MM $ / MM$	15.8
NPV / Vol @ 10.0%	$ / Mscf	1.92
Economic Limit Year		2045
Last Scheduled Production Year		2046

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	103,039	60,489
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	610.36	15.50	594.86
6	298.99	13.14	285.85
8	248.43	12.78	235.64
10	210.79	12.51	198.27
12	182.11	12.30	169.81
15	150.45	12.06	138.38

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	2,571	938	0	6.50	0	6.10	0	6.1	0.043	1.48	11.2	(6.62)
2011 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2012 (12)	10,228	3,733	0	6.50	0	24.28	0	24.3	0.171	1.48	0.0	22.62
2013 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2014 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2015 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2016 (12)	10,228	3,733	0	6.50	0	24.28	0	24.3	0.171	1.48	0.0	22.62
2017 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2018 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.48	0.0	22.56
2019 (12)	9,867	3,602	0	6.50	0	23.42	0	23.4	0.165	1.54	3.0	18.71
2020 (12)	10,214	3,728	0	6.50	0	24.25	0	24.2	0.170	1.54	0.0	22.53
2021 (12)	10,204	3,725	0	6.50	0	24.22	0	24.2	0.170	1.54	0.0	22.51
2022 (12)	9,620	3,511	0	6.50	0	22.84	0	22.8	0.160	1.54	0.0	21.13
2023 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2024 (12)	10,228	3,733	0	6.50	0	24.28	0	24.3	0.171	1.54	0.0	22.56
2025 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2026 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2027 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2028 (12)	10,221	3,731	0	6.50	0	24.26	0	24.3	0.170	1.54	0.0	22.55
2029 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2030 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.170	1.54	0.0	22.50
2031 (12)	10,062	3,673	0	6.50	0	23.88	0	23.9	0.168	1.54	0.0	22.17
2032 (12)	9,401	3,431	0	6.50	0	22.32	0	22.3	0.157	1.54	0.0	20.62
2033 (12)	8,589	3,135	0	6.50	0	20.39	0	20.4	0.143	1.54	0.0	18.70
2034 (12)	7,759	2,832	0	6.50	0	18.42	0	18.4	0.129	1.54	0.0	16.74
2035 (12)	6,955	2,539	0	6.50	0	16.51	0	16.5	0.116	1.54	0.0	14.86
2036 (12)	6,292	2,296	0	6.50	0	14.93	0	14.9	0.105	1.54	0.0	13.29
2037 (12)	5,685	2,075	0	6.50	0	13.50	0	13.5	0.095	1.54	0.0	11.86
2038 (12)	5,174	1,889	0	6.50	0	12.28	0	12.3	0.086	1.54	0.0	10.65
2039 (12)	4,727	1,725	0	6.50	0	11.22	0	11.2	0.079	1.54	0.0	9.60
2040 (12)	4,215	1,539	0	6.50	0	10.01	0	10.0	0.070	1.54	0.0	8.39
2041 (12)	1,639	598	0	6.50	0	3.89	0	3.9	0.027	1.54	0.0	2.32
2042 (12)	1,588	580	0	6.50	0	3.77	0	3.8	0.026	1.54	0.0	2.20
2043 (12)	1,500	548	0	6.50	0	3.56	0	3.6	0.025	1.54	0.0	1.99
2044 (12)	1,475	538	0	6.50	0	3.50	0	3.5	0.025	1.54	0.0	1.93
2045 (12)	1,456	531	0	6.50	0	3.46	0	3.5	0.024	1.54	0.0	1.89
2046 (12)	0	0	0	6.50	0	0.00	0	0.0	0.000	0.00	1.3	(1.30)
Total	---	103,039	0	---	---	670.1	0.0	670.1	4.708	55.0	15.5	594.86

ECV1566b	71	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-Sroda P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

(Nominal Values Unless Stated Otherwise; ***No Inflation*** *)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	! January 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	15.5
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	341%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	13.6
PIR discounted at 10%	MM $ / MM$	9.4
NPV / Vol @ 10.0%	$ / Mscf	3.21
Economic Limit Year		2025
Last Scheduled Production Year		2026

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	38,742	18,983
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	110.66	7.60	103.07
6	80.57	6.78	73.79
8	73.45	6.60	66.85
10	67.34	6.46	60.88
12	62.06	6.34	55.72
15	55.38	6.19	49.19

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	1,260	460	0	6.50	0	2.99	0	3.0	0.021	0.73	5.5	(3.25)
2011 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2012 (12)	5,012	1,829	0	6.50	0	11.90	0	11.9	0.084	0.73	0.0	11.09
2013 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2014 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2015 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2016 (12)	4,763	1,739	0	6.50	0	11.31	0	11.3	0.079	0.76	1.5	9.00
2017 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2018 (12)	4,314	1,575	0	6.50	0	10.24	0	10.2	0.072	0.76	0.0	9.41
2019 (12)	1,666	608	0	6.50	0	3.95	0	4.0	0.028	0.76	0.0	3.17
2020 (12)	1,671	610	0	6.50	0	3.97	0	4.0	0.028	0.76	0.0	3.18
2021 (12)	1,666	608	0	6.50	0	3.95	0	4.0	0.028	0.76	0.0	3.17
2022 (12)	1,666	608	0	6.50	0	3.95	0	4.0	0.028	0.76	0.0	3.17
2023 (12)	1,666	608	0	6.50	0	3.95	0	4.0	0.028	0.76	0.0	3.17
2024 (12)	1,671	610	0	6.50	0	3.97	0	4.0	0.028	0.76	0.0	3.18
2025 (12)	1,666	608	0	6.50	0	3.95	0	4.0	0.028	0.76	0.0	3.17
2026 (12)	0	0	0	6.50	0	0.00	0	0.0	0.000	0.00	0.6	(0.64)
Total	---	18,983	0	---	---	123.5	0.0	123.5	0.867	11.9	7.6	103.07

ECV1566b	72	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-Sroda P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010
Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	I January 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	15.5
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	341%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	24.7
PIR discounted at 10%	MM $ / MM$	13.6
NPV / Vol @ 10.0%	$ / Mscf	2.62
Economic Limit Year		2029
Last Scheduled Production Year		2029

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	66,275	32,475
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	194.82	7.60	187.22
6	119.29	6.61	112.68
8	103.84	6.42	97.42
10	91.39	6.27	85.12
12	81.22	6.15	75.07
15	69.20	6.01	63.19

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	1,260	460	0	6.50	0	2.99	0	3.0	0.021	0.73	5.5	(3.25)
2011 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2012 (12)	5,012	1,829	0	6.50	0	11.90	0	11.9	0.084	0.73	0.0	11.09
2013 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2014 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2015 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2016 (12)	5,012	1,829	0	6.50	0	11.90	0	11.9	0.084	0.73	0.0	11.09
2017 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2018 (12)	4,789	1,748	0	6.50	0	11.37	0	11.4	0.080	0.76	1.5	9.06
2019 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2020 (12)	5,012	1,829	0	6.50	0	11.90	0	11.9	0.084	0.76	0.0	11.06
2021 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2022 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2023 (12)	4,986	1,820	0	6.50	0	11.84	0	11.8	0.083	0.76	0.0	11.00
2024 (12)	5,012	1,829	0	6.50	0	11.90	0	11.9	0.084	0.76	0.0	11.06
2025 (12)	4,779	1,744	0	6.50	0	11.34	0	11.3	0.080	0.76	0.0	10.51
2026 (12)	4,256	1,553	0	6.50	0	10.10	0	10.1	0.071	0.76	0.0	9.27
2027 (12)	3,651	1,333	0	6.50	0	8.67	0	8.7	0.061	0.76	0.0	7.85
2028 (12)	3,148	1,149	0	6.50	0	7.47	0	7.5	0.053	0.76	0.0	6.66
2029 (12)	2,072	756	0	6.50	0	4.92	0	4.9	0.035	0.76	0.0	4.13
2030 (12)	0	0	0	6.50	0	0.00	0	0.0	0.000	0.00	0.6	(0.64)
Total	---	32,475	0	---	---	211.2	0.0	211.2	1.484	14.9	7.6	187.22

ECV1566b	73	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Kromolice-Sroda P+P+P Case. Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

(Nominal Values Unless Stated Otherwise; ***No Inflation*** *)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	15.5
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	341%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	38.4
PIR discounted at 10%	MM $ / MM$	16.8
NPV / Vol @ 10.0%	$ / Mscf	1.92
Economic Limit Year		2045
Last Scheduled Production Year		2046

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	103,039	50,489
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	299.08	7.60	291.48
6	146.50	6.44	140.07
8	121.73	6.26	115.47
10	103.29	6.13	97.15
12	89.23	6.03	83.21
15	73.72	5.91	67.81

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	1,260	460	0	6.50	0	2.99	0	3.0	0.021	0.73	5.5	(3.25)
2011 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2012 (12)	5,012	1,829	0	6.50	0	11.90	0	11.9	0.084	0.73	0.0	11.09
2013 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2014 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2015 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2016 (12)	5,012	1,829	0	6.50	0	11.90	0	11.9	0.084	0.73	0.0	11.09
2017 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2018 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.73	0.0	11.05
2019 (12)	4,835	1,765	0	6.50	0	11.48	0	11.5	0.081	0.76	1.5	9.17
2020 (12)	5,005	1,827	0	6.50	0	11.88	0	11.9	0.083	0.76	0.0	11.04
2021 (12)	5,000	1,825	0	6.50	0	11.87	0	11.9	0.083	0.76	0.0	11.03
2022 (12)	4,714	1,721	0	6.50	0	11.19	0	11.2	0.079	0.76	0.0	10.35
2023 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2024 (12)	5,012	1,829	0	6.50	0	11.90	0	11.9	0.084	0.76	0.0	11.06
2025 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2026 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2027 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2028 (12)	5,008	1,828	0	6.50	0	11.89	0	11.9	0.084	0.76	0.0	11.05
2029 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2030 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.083	0.76	0.0	11.02
2031 (12)	4,930	1,800	0	6.50	0	11.70	0	11.7	0.082	0.76	0.0	10.86
2032 (12)	4,607	1,681	0	6.50	0	10.93	0	10.9	0.077	0.76	0.0	10.10
2033 (12)	4,208	1,536	0	6.50	0	9.99	0	10.0	0.070	0.76	0.0	9.16
2034 (12)	3,802	1,388	0	6.50	0	9.02	0	9.0	0.063	0.76	0.0	8.20
2035 (12)	3,408	1,244	0	6.50	0	8.09	0	8.1	0.057	0.76	0.0	7.28
2036 (12)	3,083	1,125	0	6.50	0	7.32	0	7.3	0.051	0.76	0.0	6.51
2037 (12)	2,786	1,017	0	6.50	0	6.61	0	6.6	0.046	0.76	0.0	5.81
2038 (12)	2,536	925	0	6.50	0	6.02	0	6.0	0.042	0.76	0.0	5.22
2039 (12)	2,316	845	0	6.50	0	5.50	0	5.5	0.039	0.76	0.0	4.70
2040 (12)	2,065	754	0	6.50	0	4.90	0	4.9	0.034	0.76	0.0	4.11
2041 (12)	803	293	0	6.50	0	1.91	0	1.9	0.013	0.76	0.0	1.14
2042 (12)	778	284	0	6.50	0	1.85	0	1.8	0.013	0.76	0.0	1.08
2043 (12)	735	268	0	6.50	0	1.74	0	1.7	0.012	0.76	0.0	0.98
2044 (12)	723	264	0	6.50	0	1.72	0	1.7	0.012	0.76	0.0	0.95
2045 (12)	713	260	0	6.50	0	1.69	0	1.7	0.012	0.76	0.0	0.92
2046 (12)	0	0	0	6.50	0	0.00	0	0.0	0.000	0.00	0.6	(0.64)
Total	---	50,489	0	---	---	328.4	0.0	328.4	2.307	27.0	7.6	291.48

ECV1566b	74	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 8:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR SRODA-KROMOLICE FIELD (ACCELERATION CASE WITH TWO EXTRA WELLS)

Table A8.1: Gas Production Forecasts for Sroda-Kromolice (accelerated)

ECV1566b	75	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Sroda-Kromolice Accelerated P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	40.5
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	309%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	4.4
PIR discounted at 10%	MM $ / MM$	3.5
NPV / Vol @ 10%	$ / Mscf	3.07
Economic Limit Year		2021
Last Scheduled Production Year		2022

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	39,008	19,114
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	219.78	40.45	179.33
6	175.92	36.20	139.71
8	164.31	35.04	129.27
10	153.89	33.98	119.90
12	144.48	33.01	111.48
15	132.03	31.67	100.36

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	2,571	938	0	6.50	0	6.10	0	6.1	0.04	1.48	11.2	(6.62)
2011 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.17	1.48	0.0	22.56
2012 (12)	11,369	4,150	0	6.50	0	26.99	0	27.0	0.19	1.48	21.4	3.91
2013 (12)	23,873	8,714	0	6.50	0	56.67	0	56.7	0.40	2.97	6.0	47.30
2014 (12)	18,676	6,817	0	6.50	0	44.33	0	44.3	0.31	3.09	0.0	40.93
2015 (12)	12,331	4,501	0	6.50	0	29.27	0	29.3	0.21	3.09	0.0	25.98
2016 (12)	8,552	3,121	0	6.50	0	20.30	0	20.3	0.14	3.09	0.0	17.07
2017 (12)	6,519	2,380	0	6.50	0	15.48	0	15.5	0.11	3.09	0.0	12.28
2018 (12)	5,275	1,925	0	6.50	0	12.52	0	12.5	0.09	3.09	0.0	9.35
2019 (12)	3,868	1,412	0	6.50	0	9.18	0	9.2	0.06	3.09	0.0	6.03
2020 (12)	1,947	711	0	6.50	0	4.62	0	4.6	0.03	3.09	0.0	1.50
2021 (12)	1,691	617	0	6.50	0	4.01	0	4.0	0.03	3.09	0.0	0.90
2022 (12)	0	0	0	6.50	0	0.00	0	0.0	0.00	0.00	1.9	(1.85)
Total	---	39,008	0	---	---	253.7	0.0	253.7	1.8	32.1	40.5	179.33

ECV1566b	76	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Sroda-Kromolice Accelerated P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)	
Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios	
Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	40.5
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)		
ROR	%	316%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	8.3
PIR discounted at 10%	MM $ / MM$	6.2
NPV / Vol @ 10%	$ / Mscf	3.13
Economic Limit Year		2025
Last Scheduled Production Year		2028

Products Recovery		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	65,155	31,926
Cond.	Mstb	0	0

Net Present Values (Before Tax)			
Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	376.64	40.45	336.19
6	281.31	35.20	246.11
8	257.37	33.87	223.50
10	236.35	32.68	203.67
12	217.81	31.60	186.21
15	193.88	30.17	163.71

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	2,571	938	0	6.50	0	6.10	0	6.1	0.04	1.48	11.2	(6.62)
2011 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.17	1.48	0.0	22.56
2012 (12)	11,369	4,150	0	6.50	0	26.99	0	27.0	0.19	1.48	21.4	3.91
2013 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2014 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2015 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2016 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	6.0	47.60
2017 (12)	20,931	7,640	0	6.50	0	49.69	0	49.7	0.35	3.09	0.0	46.25
2018 (12)	12,053	4,399	0	6.50	0	28.61	0	28.6	0.20	3.09	0.0	25.32
2019 (12)	7,625	2,783	0	6.50	0	18.10	0	18.1	0.13	3.09	0.0	14.88
2020 (12)	5,260	1,920	0	6.50	0	12.49	0	12.5	0.09	3.09	0.0	9.31
2021 (12)	3,844	1,403	0	6.50	0	9.12	0	9.1	0.06	3.09	0.0	5.97
2022 (12)	2,932	1,070	0	6.50	0	6.96	0	7.0	0.05	3.09	0.0	3.82
2023 (12)	2,311	844	0	6.50	0	5.49	0	5.5	0.04	3.09	0.0	2.36
2024 (12)	1,869	682	0	6.50	0	4.44	0	4.4	0.03	3.09	0.0	1.32
2025 (12)	1,542	563	0	6.50	0	3.66	0	3.7	0.03	3.09	0.0	0.55
2026 (12)	0	0	0	6.50	0	0.00	0	0.0	0.00	0.00	1.9	(1.86)
Total	---	65,155	0	---	---	423.7	0.0	423.7	3.0	44.1	40.5	336.19

ECV1566b	77	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Sroda-Kromolice Accelerated P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	40.5
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	316%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	14.1
PIR discounted at 10%	MM $ / MM$	9.1
NPV / Vol @ 10%	$ / Mscf	2.79
Economic Limit Year		2029
Last Scheduled Production Year		2030

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	103,053	50,496
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	609.39	40.45	568.94
6	403.92	34.37	369.55
8	357.70	32.95	324.76
10	318.94	31.71	287.23
12	286.17	30.62	255.56
15	245.86	29.20	216.66

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	2,571	938	0	6.50	0	6.10	0	6.1	0.04	1.48	11.2	(6.62)
2011 (12)	10,200	3,723	0	6.50	0	24.21	0	24.2	0.17	1.48	0.0	22.56
2012 (12)	11,369	4,150	0	6.50	0	26.99	0	27.0	0.19	1.48	21.4	3.91
2013 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2014 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2015 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2016 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2017 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2018 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	0.0	53.60
2019 (12)	24,000	8,760	0	6.50	0	56.97	0	57.0	0.40	2.97	6.0	47.60
2020 (12)	22,412	8,180	0	6.50	0	53.20	0	53.2	0.37	3.09	0.0	49.74
2021 (12)	16,727	6,105	0	6.50	0	39.71	0	39.7	0.28	3.09	0.0	36.34
2022 (12)	12,590	4,595	0	6.50	0	29.88	0	29.9	0.21	3.09	0.0	26.59
2023 (12)	9,690	3,537	0	6.50	0	23.00	0	23.0	0.16	3.09	0.0	19.75
2024 (12)	7,602	2,775	0	6.50	0	18.05	0	18.0	0.13	3.09	0.0	14.83
2025 (12)	6,070	2,215	0	6.50	0	14.41	0	14.4	0.10	3.09	0.0	11.22
2026 (12)	4,984	1,819	0	6.50	0	11.83	0	11.8	0.08	3.09	0.0	8.66
2027 (12)	4,018	1,467	0	6.50	0	9.54	0	9.5	0.07	3.09	0.0	6.38
2028 (12)	3,330	1,215	0	6.50	0	7.90	0	7.9	0.06	3.09	0.0	4.76
2029 (12)	2,776	1,013	0	6.50	0	6.59	0	6.6	0.05	3.09	0.0	3.45
2030 (12)	0	0	0	6.50	0	0.00	0	0.0	0.00	0.00	1.9	(1.85)
Total	---	103,053	0	---	---	670.2	0.0	670.2	4.7	56.1	40.5	568.94

ECV1566b	78	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Sroda-Kromolice Accelerated P Case. Gas price = 100% of Base Case Gas Price. Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	40.5
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	309%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	4.4
PIR discounted at 10%	MM $ / MM$	3.5
NPV / Vol @ 10%	$ / Mscf	3.07
Economic Limit Year		2021
Last Scheduled Production Year		2022

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	39,008	19,114
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	107.69	19.82	87.87
6	86.20	17.74	68.46
8	80.51	17.17	63.34
10	75.40	16.65	58.75
12	70.80	16.17	54.62
15	64.69	15.52	49.17

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	1,260	460	0	6.50	0	2.99	0	3.0	0.02	0.73	5.5	(3.25)
2011 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.08	0.73	0.0	11.05
2012 (12)	5,571	2,033	0	6.50	0	13.22	0	13.2	0.09	0.73	10.5	1.92
2013 (12)	11,698	4,270	0	6.50	0	27.77	0	27.8	0.20	1.45	2.9	23.18
2014 (12)	9,151	3,340	0	6.50	0	21.72	0	21.7	0.15	1.51	0.0	20.06
2015 (12)	6,042	2,205	0	6.50	0	14.34	0	14.3	0.10	1.51	0.0	12.73
2016 (12)	4,190	1,529	0	6.50	0	9.95	0	9.9	0.07	1.51	0.0	8.36
2017 (12)	3,194	1,166	0	6.50	0	7.58	0	7.6	0.05	1.51	0.0	6.02
2018 (12)	2,585	943	0	6.50	0	6.14	0	6.1	0.04	1.51	0.0	4.58
2019 (12)	1,895	692	0	6.50	0	4.50	0	4.5	0.03	1.51	0.0	2.95
2020 (12)	954	348	0	6.50	0	2.26	0	2.3	0.02	1.51	0.0	0.74
2021 (12)	828	302	0	6.50	0	1.97	0	2.0	0.01	1.51	0.0	0.44
2022 (12)	0	0	0	6.50	0	0.00	0	0.0	0.00	0.00	0.9	(0.91)
Total	---	19,114	0	---	---	124.3	0.0	124.3	0.9	15.7	19.8	87.87

ECV1566b	79	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Sroda-Kromolice Accelerated P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	40.5
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	316%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	8.3
PIR discounted at 10%	MM $ / MM$	6.2
NPV / Vol @ 10%	$ / Mscf	3.13
Economic Limit Year		2025
Last Scheduled Production Year		2028

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	65,155	31,926
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	184.55	19.82	164.73
6	137.84	17.25	120.59
8	126.11	16.60	109.52
10	115.81	16.01	99.80
12	106.73	15.48	91.24
15	95.00	14.78	80.22

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	1,260	460	0	6.50	0	2.99	0	3.0	0.02	0.73	5.5	(3.25)
2011 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.08	0.73	0.0	11.05
2012 (12)	5,571	2,033	0	6.50	0	13.22	0	13.2	0.09	0.73	10.5	1.92
2013 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2014 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2015 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2016 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	2.9	23.33
2017 (12)	10,256	3,743	0	6.50	0	24.35	0	24.3	0.17	1.51	0.0	22.66
2018 (12)	5,906	2,156	0	6.50	0	14.02	0	14.0	0.10	1.51	0.0	12.41
2019 (12)	3,736	1,364	0	6.50	0	8.87	0	8.9	0.06	1.51	0.0	7.29
2020 (12)	2,577	941	0	6.50	0	6.12	0	6.1	0.04	1.51	0.0	4.56
2021 (12)	1,883	687	0	6.50	0	4.47	0	4.5	0.03	1.51	0.0	2.93
2022 (12)	1,437	524	0	6.50	0	3.41	0	3.4	0.02	1.51	0.0	1.87
2023 (12)	1,133	413	0	6.50	0	2.69	0	2.7	0.02	1.51	0.0	1.16
2024 (12)	916	334	0	6.50	0	2.17	0	2.2	0.02	1.51	0.0	0.65
2025 (12)	756	276	0	6.50	0	1.79	0	1.8	0.01	1.51	0.0	0.27
2026 (12)	0	0	0	6.50	0	0.00	0	0.0	0.00	0.00	0.9	(0.91)
Total	---	31,926	0	---	---	207.6	0.0	207.6	1.5	21.6	19.8	164.73

ECV1566b	80	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Sroda-Kromolice Accelerated P+P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010
Net WI basis of 49%

*(Nominal Values Unless Stated Otherwise; **No Inflation**)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P+P+P Case
Operating Costs, Real 2010 US$ p.a.	1,484,000
Capital Costs, Real 2010 US$ mm	40.5
Working Interest Basis	49%
Gas Price, Real 2010 US$ / Mscf	6.50

Economic Indicators (Before tax)

ROR	%	316%
Payout Year		2011
PIR discounted at 0%	MM $ / MM$	14.1
PIR discounted at 10%	MM $ / MM$	9.1
NPV / Vol @ 10%	$ / Mscf	2.79
Economic Limit Year		2029
Last Scheduled Production Year		2030

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	103,053	50,496
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	298.60	19.82	278.78
6	197.92	16.84	181.08
8	175.27	16.14	159.13
10	156.28	15.54	140.74
12	140.22	15.00	125.22
15	120.47	14.31	106.17

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Tax Cash Flow MM$
2010 (12)	1,260	460	0	6.50	0	2.99	0	3.0	0.02	0.73	5.5	(3.25)
2011 (12)	4,998	1,824	0	6.50	0	11.86	0	11.9	0.08	0.73	0.0	11.05
2012 (12)	5,571	2,033	0	6.50	0	13.22	0	13.2	0.09	0.73	10.5	1.92
2013 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2014 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2015 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2016 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2017 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2018 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	0.0	26.27
2019 (12)	11,760	4,292	0	6.50	0	27.92	0	27.9	0.20	1.45	2.9	23.33
2020 (12)	10,982	4,008	0	6.50	0	26.07	0	26.1	0.18	1.51	0.0	24.37
2021 (12)	8,196	2,992	0	6.50	0	19.46	0	19.5	0.14	1.51	0.0	17.81
2022 (12)	6,169	2,252	0	6.50	0	14.64	0	14.6	0.10	1.51	0.0	13.03
2023 (12)	4,748	1,733	0	6.50	0	11.27	0	11.3	0.08	1.51	0.0	9.68
2024 (12)	3,725	1,360	0	6.50	0	8.84	0	8.8	0.06	1.51	0.0	7.27
2025 (12)	2,974	1,086	0	6.50	0	7.06	0	7.1	0.05	1.51	0.0	5.50
2026 (12)	2,442	891	0	6.50	0	5.80	0	5.8	0.04	1.51	0.0	4.24
2027 (12)	1,969	719	0	6.50	0	4.67	0	4.7	0.03	1.51	0.0	3.13
2028 (12)	1,632	596	0	6.50	0	3.87	0	3.9	0.03	1.51	0.0	2.33
2029 (12)	1,360	496	0	6.50	0	3.23	0	3.2	0.02	1.51	0.0	1.69
2030 (12)	0	0	0	6.50	0	0.00	0	0.0	0.00	0.00	0.9	(0.91)
Total	---	50,496	0	---	---	328.4	0.0	328.4	2.3	27.5	19.8	278.78

ECV1566b	81	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

APPENDIX 9:	PRODUCTION FORECASTS AND CASHFLOW ANALYSIS FOR THE GRABOWKA FIELD

Grabowka Field					
	Proved		Proved+Probable		Proved+Probable+Possible	
Year	Gas Rate (MMscf/d)	Cumulative Production (Bscf)	Gas Rate (MMscf/d)	Cumulative Production (Bscf)	Gas Rate (MMscf/d)	Cumulative Production (Bscf)
2010	0.7	0.4	0.71	0.4	0.71	0.4
2011	2.0	1.1	2.40	1.3	2.40	1.3
2012	1.9	1.8	2.70	2.2	2.70	2.2
2013			2.70	3.2	2.70	3.2
2014			2.70	4.2	2.70	4.2
2015			2.46	5.1	2.70	5.2
2016			2.00	5.8	2.70	6.2
2017			1.72	6.5	2.70	7.2
2018			1.45	7.0	2.70	8.2
2019			1.26	7.5	2.55	9.1
2020			1.13	7.9	2.20	9.9
2021			0.60	8.1	2.03	10.6
2022					1.88	11.3
2023					1.75	12.0
2024					1.63	12.6
2025					1.43	13.1
2026					1.35	13.6
2027					1.28	14.0
2028					1.22	14.5
2029					1.15	14.9
2030					1.10	15.3
2031					1.04	15.7
2032					0.99	16.1
2033					0.94	16.4
2034					0.85	16.7
2035					0.78	17.0
2036					0.75	17.3
2037					0.72	17.5
2038					0.70	17.8
2039					0.67	18.0
2040					0.65	18.3
2041					0.62	18.5
2042					0.60	18.7
2043					0.58	18.9
2044					0.56	19.1
2045					0.54	19.3
2046					0.52	19.5
2047					0.50	19.7
2048					0.48	19.9
2049					0.46	20.0
2050					0.45	20.2
2051					0.29	20.3

Table A9.1: Gas Production Forecasts for Grabowka

ECV1566b	82	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Grabowka P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

(Nominal Values Unless Stated Otherwise; ***No Inflation*** *)*

Case Description (Generic)

Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios

Oil Production	Base
Gas Production	P Case
Operating Costs, Real 2010 US$ p.a.	0.0
Capital Costs, Real 2010 US$ mm	0.0
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	1.61

Economic Indicators (Before tax)

ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM $	0.00
PIR discounted at 10%	MM $ / MM $	0.00
NPV / Vol @ 10.0%	$ / Mscf	1.36
Economic Limit Year		2012
Last Scheduled Production Year		2012

Products Recovery

		Total	Net Share
Oil	E3m3	0	0
Gas-Sales	MMscf	1,685	1,685
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	2.71	0.00	2.71
6	2.45	0.00	2.45
8	2.37	0.00	2.37
10	2.30	0.00	2.30
12	2.23	0.00	2.23
15	2.13	0.00	2.13

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	710	259	0	1.61	0.00	0.4	0.0	0.4	0.0	0.0	0.0	0.4
2011 (12)	1,966	718	0	1.61	0.00	1.2	0.0	1.2	0.0	0.0	0.0	1.2
2012 (12)	1,942	709	0	1.61	0.00	1.1	0.0	1.1	0.0	0.0	0.0	1.1
2013 (12)	0	0	0	1.61	0.00	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	---	1,685	0			2.7	0.0	2.7	0.0	0.0	0.0	2.7

ECV1566b	83	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

RPS Energy

Grabowka P+P Case, Gas price = 100% of Base Case Gas Price, Jan 2010

100% WI basis

(Nominal Values Unless Stated Otherwise; ***No Inflation*** *)*

Case Description (Generic)	
Model	Polish Tax and Royalty
Report Currency	2010 Real US$ (no escalation)
Discount Date	1 January 2010

Scenarios	
Oil Production	Base
Gas Production	P+P Case
Operating Costs, Real 2010 US$ p.a.	0.0
Capital Costs, Real 2010 US$ mm	0.0
Working Interest Basis	100%
Gas Price, Real 2010 US$ / Mscf	1.61

Economic Indicators (Before tax)		
ROR	%	n.m.
Payout Year		n.m.
PIR discounted at 0%	MM $ / MM $	0.00
PIR discounted at 10%	MM $ / MM $	0.00
NPV / Vol @ 10.0%	$ / Mscf	1.01
Economic Limit Year		2021
Last Scheduled Production Year		2021

Products Recovery		Total	Net Share
Oil	E3m3	0	0
Gas-Sale:	MMscf	7,972	7,972
Cond.	Mstb	0	0

Net Present Values (Before Tax)

Disc Rate (%)	Operating Income MM $	Capital Investment MM $	Cash Flow MM $
0	12.84	0.00	12.84
6	9.58	0.00	9.58
8	8.77	0.00	8.77
10	8.07	0.00	8.07
12	7.45	0.00	7.45
15	6.65	0.00	6.65

Undiscounted Cashflow Summary

Date	Gas Rate Mscf/d	Gas Sales Volume MMscf	Cond Volume Mstb	Gas Net Price $/Mscf	Cond Net Price $/Bbl	Gas Revenue MM$	Condensate Revenue MM$	Total Revenue MM$	Royalty MM$	Total Operating Costs MM$	Total Capital MM$	Before Tax Cash Flow MM$
2010 (12)	710	259	0	1.61	0.00	0.4	0.0	0.4	0.0	0.0	0.0	0.4
2011 (12)	2,397	875	0	1.61	0.00	1.4	0.0	1.4	0.0	0.0	0.0	1.4
2012 (12)	2,707	988	0	1.61	0.00	1.6	0.0	1.6	0.0	0.0	0.0	1.6
2013 (12)	2,700	986	0	1.61	0.00	1.6	0.0	1.6	0.0	0.0	0.0	1.6
2014 (12)	2,700	986	0	1.61	0.00	1.6	0.0	1.6	0.0	0.0	0.0	1.6
2015 (12)	2,461	898	0	1.61	0.00	1.4	0.0	1.4	0.0	0.0	0.0	1.4
2016 (12)	2,006	732	0	1.61	0.00	1.2	0.0	1.2	0.0	0.0	0.0	1.2
2017 (12)	1,723	629	0	1.61	0.00	1.0	0.0	1.0	0.0	0.0	0.0	1.0
2018 (12)	1,445	527	0	1.61	0.00	0.8	0.0	0.8	0.0	0.0	0.0	0.8
2019 (12)	1,255	458	0	1.61	0.00	0.7	0.0	0.7	0.0	0.0	0.0	0.7
2020 (12)	1,133	413	0	1.61	0.00	0.7	0.0	0.7	0.0	0.0	0.0	0.7
2021 (12)	604	221	0	1.61	0.00	0.4	0.0	0.4	0.0	0.0	0.0	0.4
2022 (12)	0	0	0	1.61	0.00	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total	---	7,972	0			12.8	0.0	12.8	0.0	0.0	0.0	12.8

ECV1566b	84	February 2010

RPS Energy	FX Energy, Inc. Evaluation of Polish Gas Assets

ECV1566b	85	February 2010